515

1

Tel. 012 323-4420

NOTARIAL DEED OF LEASE

between

THE GOVERNMENT OF THE REPUBLIC OF SOUTH AFRICA

and

K 119 97 L

THE BOPHUTHATSWANA NATIONAL PARKS BOARD

and

MOPONO PROPERTY HOLDING (PROPRIETARY) LIMITED

MINCHIN & KELLY INC.

ATTORNEYS, NOTARIES
AND CONVEYANCERS

KELGOR HOUSE
14 TILLARD STREET
MAFIKENG 2745

SEËLREG
STAMP DUTY Vrygestel.
FIOOI
FEES R50,00 R70-00

I hereby certify that revenue stamps to the value of R0.50 have been affixed to the original hereof, filed in my Protocol.

NOTARY PUBLIC

GEREGISTREER HIERDIE
REGISTERED THIS 30 11 99

Akteskantoor
Deeds Office
Mmabatho PRETORIA

Registrateur Generaal
Registrar General of Deeds.

SUSPENDED ACCOUNT
CASH: PAYMENT
AMOUNT R. 90.00
RECEIPT No. 61725

K 5866 99/1999 L

PROTOCOL NO. 581

NOTARIAL DEED OF LEASE

BE IT HEREBY MADE KNOWN

That on this the 31stday of October , in the year One Thousand Nine Hundred and Ninety Six (1996), before me,

1999 -12- 18
VENETIA
DATA
NASIEN

EDWIN GLADSTONE HARRIS

Notary Public, by lawful authority duly sworn and admitted, practising at MMABATHO, in the North West Province and in the presence of the subscribing competent witness personally came and appeared-

LIEZL
14 DEC 1999
OPSIT

JULIANA VAN DER MERWE

("The Appearer"), authorised thereto by virtue of a power of

attorney dated 5th July 1996 , given to her at Pretoria by-

THE GOVERNMENT OF THE REPUBLIC OF SOUTH AFRICA

therein represented by-

PIETER DIXON ROSSOUW

in his capacity as Chief Director Land Use and Development of the Department of Land Affairs of the Government of the Republic of South Africa, duly authorised thereto by virtue of a delegation of powers dated the 27th day of June 1996 and signed by

DEREK ANDRE HANEKOM

in his capacity as the Minister of Land Affairs of the Government of the Republic of South Africa

and

JULIANA VAN DER MERWE

authorised thereto by virtue of a power of attorney dated 28th June 1996 given to her at Pretoria by-

THE NORTH WEST PARKS AND TOURISM BOARD
~~THE BOPHUTHATSWANA NATIONAL PARKS BOARD~~

therein represented by -

MOGOENG THOMAS REETSANG MOGOENG

being duly authorised thereto by virtue of a resolution passed at MMABATHO dated the 14th day of November 1995.
(jointly and individually referred to as the "Landlords")

and

JULIANA VAN DER MERWE

C.J.

C.J.

authorised thereto by virtue of a power of attorney dated the 2nd day of July 1996, given to her at Sandton by-

MOPONO PROPERTY HOLDING (PROPRIETARY) LIMITED

(Registration No. 93/00434/07)

therein represented by-

MARK TUDOR NELTHORPE-COWNE

being duly authorised thereto by virtue of a resolution passed at Midrand , on the 21st day of November 1995. ("the tenant")

which aforesaid powers of attorney and certified copies of which resolutions were exhibited to me and now remain filed in my Protocol.

AND THE SAID APPEARER DECLARED THAT :

DEFINITIONS & INTERPRETATION

1.1 In this Agreement unless inconsistent with or otherwise indicated by the context, the following words and phrases shall have the meanings assigned to them:

1.1.1. "Building Plans and Specifications" - the Building Plans and Specifications of the Improvements to be erected or established on

the Leased Property by the Tenant and as appear from Annexure "A1 - A8" hereto.

1.1.2 "Commencement Date" - 1 December 1994 notwithstanding the date of signature of this agreement.

1.1.3 "Community"- means the permanent neighbouring resident community in the immediate vicinity of Madikwe;

1.1.4 "Development Plan"- the site plan of all improvements to be erected or established on the Leased Property as depicted on Annexure "B1 - B26" hereto.

1.1.5 "Improvements" - the Improvements erected or to be erected or established on the Leased Property which, inter alia, comprise all forms of building, construction, roads, sewerage and the supply of water and electricity.

1.1.6 "Leased Property"- an area within the Exclusive Use Area within Madikwe as depicted on Annexures "C1" hereto comprising;

That portion of the remainder of the farm Turfsloot no. 81, Registration Division KP, North West Province in extent 1496,2316(one four nine six comma two three one six) hectares, Held under Deed of Transfer no. T70765/1987 BP, being lease area no. 9, depicted on diagram SG no. 8182/97 by the figures ABCDEFGH measuring 60,2631 (six nought comma two six three one) hectares

1.1.7 "Madikwe" - the game reserve established as such pursuant to law;

1.1.8 "The Nature Conservation Act" - any nature conservation legislation which applies to Madikwe.

1.1.9 "Parks Board" - any authority which at any time may be vested with the management, control and administration of Madikwe

1.1.10 "Standing Rules"- such rules, procedures or the like that may be issued from time to time by the Parks Board in regard to Madikwe.

1.1.11 "Exclusive Use Area" - an area in extent 2000 hectares as depicted on Annexure "D1" and "D2" hereto.

1.2 Clause headings have been inserted for convenience only and shall not be taken into account in interpreting the Agreement.

1.3. Any notices for all purposes of this Agreement, including the cancellation thereof, shall:

1.3.1. be in writing;

1.3.2. be sent by:
- hand; or
- registered post, or
- telefacsimile machine;

1.3.3. be addressed to the respective parties at their chosen domicilium citandi et executandi in terms of this Agreement; and

1.3.4. be deemed to have been received by the party to whom it is addressed:
- at the time of delivery thereof; or
- on the 7th (seventh) day following the posting thereof, excluding the day upon which it is posted;
- in the case of a telefacsimile, on date of acknowledgement thereof from the addressee by telefacsimile,

as the case may be.

A notice received by a party shall be deemed to be a notice in terms of this clause, notwithstanding that it was not sent in terms of the aforegoing provisions.

1.4. If any consent or approval is required for any act by a party, or any act is to be to the satisfaction of a party, such consent or approval, or expression of

satisfaction shall:

1.4.1. be in writing and signed by the other party or his authorised agent;

1.4.2. in the case of a consent or approval, be given prior to the party taking such action; and

1.4.3. may not be unreasonably withheld.

1.5. The singular shall include the plural and vice versa. The male gender shall include the female and neuter genders and vice versa.

1.6. The onus of proof in regard to the receipt of any notice given or payment made by a party, shall be on the giver of a notice or on the party who made payment.

1.7. If any provision in this clause is a provision imposing rights or obligations on any party, then notwithstanding that it is contained in this clause, effect shall be given to it as if it were a substantive provision in the body of the Agreement.

1.8. Where figures are referred to in numerals and in words, if there is any conflict, the figures in words shall prevail.

1.9. Unless the context otherwise indicates, the rights and obligations of any party arising from this Agreement,

shall devolve upon and bind its successors in title.

1.10 The parties agree that they will do all things and sign all documents necessary to give effect to the terms of this Agreement, and to all transactions deriving therefrom.

2. **LEASE**

The Landlord, with effect from the Commencement Date, leases to the Tenant, who hires from the Landlord, the Leased Property as it stands, subject to the provisions contained in this Agreement.

3. **PERIOD OF LEASE**

This Agreement:

3.1. will commence on the Commencement Date; and
3.2. will continue for a period of 40 years thereafter.

4. **OCCUPATION DATE**

The Tenant will receive and will be entitled to vacant occupation and possession of the Leased Property as from the Commencement Date and for so long as this lease remains in force.

5. **USE OF LEASED PROPERTY AND THE EXCLUSIVE USE AREA**

C.J.

5.1 The Tenant shall use the Leased Property for the establishment and operation of a holiday resort and game lodge (and any business directly related thereto) and for no other purpose without the consent and approval of the Landlord, which consent and approval may be withheld in the absolute discretion of the Landlord who shall not be obliged to give reasons for his decision.

5.2 The Tenant shall only be entitled to use the Exclusive Use Area for the purposes of game viewing and obtaining access to the Leased Property, subject to the provisions of the Nature Conservation Act, the Standing Rules and in terms of any other rules as may be laid down from time to time by the Parks Board or other competent authority.

6. **USE OF MADIKWE**

The Tenant, his guests, invitees, patrons, employees or agents shall be entitled to have access over Madikwe (except over other leased properties and exclusive use areas) for the purposes of game viewing and obtaining access to the Leased Property, subject to the provisions of the Nature Conservation Act, the Standing Rules and in terms of any other rules as may be laid down from time to time by the Parks Board or other competent authority.

7. **DEVELOPMENT OF THE LEASED PROPERTY**

C.J.

7.1. The Tenant shall be obliged at its sole expense, and as soon as reasonably possible from the commencement date to construct, erect, establish, develop and equip the improvements on and to the Leased Property, substantially in accordance with the Development Plan and the Building Plans and Specifications.

7.2. It is specifically recorded that the Tenant shall not be entitled to extend, demolish or otherwise alter the exterior of the Improvements without having obtained the prior approval of the Landlord.

8. **RENTAL**

8.1. For the purposes of this clause, the Tenant's annual turnover in any 12 month period from the Commencement Date shall be the aggregate amount of all business conducted by the Tenant on the Leased Property (excluding however any consideration recovered relating to the cession of the leases in respect to the corporate lodges) including but not limited to the sale or letting of accommodation or goods, wares and merchandise, as well as the aggregate amount of rental received by the Tenant on the hiring out of any accommodation, goods, wares, merchandise or premises on the Leased Property or in Madikwe and the charges of all services performed by the Tenant for all business conducted by the Tenant on, in, at or originated from the Leased Property or in Madikwe, whether made for cash, cheque, credit or otherwise.

8.2. It is specifically agreed between the parties that for

a period of 12 months from the Commencement Date no rental shall be payable by the Tenant to the Landlord.

8.3. The rental payable by the Tenant to the Landlord in respect of the lease of the Leased Property for the second 12 month period following the Commencement Date shall be:

8.3.1. an amount of R110 000,00 per annum (payable annually in advance on the first day of such 12 month period); and

8.3.2. an amount equal to 8% of the Tenant's annual turnover, provided that if the business of the Tenant to be conducted on the Leased Property during this period does not reflect a nett profit of at least 8% of the Tenant's annual turnover, the only amount payable by the Tenant to the Landlord in respect of the lease of the Leased Property for this 12 month period shall be the amount of R110 000,00 referred to in 8.3.1 plus 50% of the net profit (if necessary).

8.4. The rental payable by the Tenant to the Landlord in respect of the lease of the Leased Property for the third and subsequent 12 month periods following the Commencement Date shall be:

8.4.1. an amount of R110 000,00 per annum (payable annually in advance on the first day of such 12 month period) escalating at 10% per annum

thereafter; and

8.4.2. an amount equal to 8% of the Tenant's annual turnover.

8.5. The Tenant agrees to furnish or cause to be furnished to the Landlord:

8.5.1. a statement of monthly turnover within 30 days after the close of each quarter; and

8.5.2. an audited statement of the annual turnover within 3 months after the close of each 12 month period referred to above. The Tenant shall simultaneously pay the Landlord an amount equal to 8% of the Tenant's annual turnover.

8.6. The Tenant shall keep full and accurate books of account, records and other pertinent data of and relating to the calculation of the annual turnover. Such books and records shall be kept for not less than a period of 3 years after the close of each financial year.

8.7. The receipt by the Landlord of any statement or payment of turnover rent for any period shall not bind it as to the correctness of the statement or the payment.

The Landlord shall at any reasonable time be entitled to an audit of such monthly turnover statement, either by the Landlord or its auditors appointed by the

Landlord at the Tenant's expense. The Tenant shall give the Landlord or its auditors all such information and explanations as they may require.

Such audit shall be limited to the determination of the monthly/annual turnover statement and shall be conducted during normal business hours at the Leased Property. If it shall be determined as a result of such audit that there has been a deficiency in the payment of turnover, then such deficiency shall become immediately due and payable with interest at the maximum lawful rate from the date upon which the said payment should have been made.

The Landlord and/or its agent shall be entitled to inspect the Tenant's financial statements relating to turnover and shall have the right to take reasonable copies of extracts therefrom.

9. **LICENCES AND/OR AUTHORITIES**

The Landlord shall support any application brought by the Tenant for the granting to the Tenant and its cessionaries, sub-tenants, assignees or agents, of all licences or other authorities as may be required by the Tenant to enable the Tenant, its cessionaries, sub-tenants, assignees or agents, to use the Leased Property pursuant to the provisions of clause 5.

It is recorded that the Tenant shall be responsible for obtaining all such licences or authorities at its costs.

10. CESSION, SUB-LETTING AND ASSIGNMENT

The Tenant:

10.1. may, sublet or grant possession or occupation of any portion of the Leased Property, to any other person or persons from time to time upon such terms and conditions as the Landlord may determine; and

10.2. may cede or assign the right and/or obligation to use the Leased Property, to any person or persons with the written consent of the Landlord, provided that the cessionary or assignee shall be obliged to comply with the terms of this Agreement, as far as they may be relevant. It is specifically recorded that the Tenant will remain and be held liable by the Landlord for any contravention or breach of the provisions of this Agreement by such cessionary or assignee.

11. COMPLIANCE WITH LAWS

11.1 The Tenant shall comply with, and impose on its cessionaries, sub-tenants, assignees, agents, guests, invitees, patrons and employees, the obligation to comply with the Nature Conservation Act, Standing Rules and the like.

11.2 The parties agree that the Nature Conservation Act and the Standing Rules and any amendments from time to time thereto, and any re-enactment thereof, shall be

deemed to be a part of this Agreement as if each provision of such Act and Standing Rules had specifically been included as a term of this Agreement.

Any action which is prohibited in terms of the Nature Conservation Act, Standing Rules, or any non-compliance with any duty or obligation which is imposed by the Nature Conservation Act or Standing Rules shall be deemed to be a material breach of this Agreement and shall go to the root of this Agreement.

11.3 The Tenant agrees to abide by the laws in force from time to time relating to the employment of employees. by the Tenant or its sub-tenants, cessionaries, assignees or agents and in particular at all times to adhere to fair labour practices.

12. LANDLORD'S RIGHT TO INSPECT

The Landlord shall have the right, at all reasonable times, through its duly authorised agents, to inspect the Leased Property, the Improvements or any part thereof.

13. INJURY, LOSS OR DAMAGE

The Landlord shall not be liable for any personal injury to or the death of any person or the loss of or damage to any property of whatsoever nature on the Leased Property or Madikwe, howsoever caused. In the event of any claim made against the Landlord by any of the guests, invitees, patrons, employees or agents of the Tenant as a result of

any personal injury to or the death of any person or the loss of or damage to any property of such person, the Tenant indemnifies the Landlord against any such claim.

14. REGISTRATION OF LEASE

At the option of the Tenant, and at the Tenant's cost, the Tenant may cause the provisions of this Agreement of Lese to be notarially registered against the title deed/s of the Land comprising the Leased Property.

15. COMPENSATION

Upon the termination of this Agreement by the effluxion of time, or as a result of the cancellation thereof, the Tenant shall vacate the Leased Property who shall not have any right to claim any compensation.

16. PROHIBITION ON THE USE OF THE LEASED PROPERTY AS SECURITY

Notwithstanding any law (including the common law), it is specifically recorded that the Tenant shall not at any time be entitled to encumber the Leased Property or any portion thereof or any right arising out of this Agreement in any manner whatsoever or use same as security for any of the obligations of the Tenant unless the prior consent of the Landlord shall have been obtained.

17. MAINTENANCE OF IMPROVEMENTS

All improvements on the Leased Property shall be maintained by the Tenant at the Tenant's cost in good order and

repair. In the event of the Tenant not maintaining the Leased Property, the Landlord shall be entitled to employ such persons as it may determine for the purposes of effecting maintenance to the Leased Property. Any amount so expended by the Landlord shall be recoverable from the Tenant on demand and shall be deemed to be rental payable in terms of this Agreement. Notwithstanding the aforementioned, the Landlord shall not be entitled to exercise its rights in accordance with this provision unless it shall have given the Tenant notice in accordance with the provisions of clause 22 to rectify its breach.

18. COMMUNITY UPLIFTMENT, ECOLOGY AND CONSERVATION

18.1 It is specifically recorded that Madikwe has been established in order to promote:

(a) the economic and social upliftment of the community; and

(b) the protection, conservation and propagation of indigenous wild animals, fish and indigenous plants.

18.2 The parties agree that their joint mission, to be achieved through co-operation, shall be to actively pursue the social and economic upliftment of the community and the protection, conservation and propagation of indigenous wild animals, fish and indigenous plants at Madikwe.

18.3 In pursuit of the stated mission of the parties, the Tenant shall become part of and actively participate in, an organisation established by the Landlord and chaired by a representative of the Parks Board known as the Madikwe Community Liaison and Advisory Forum.

19. **HUNTING**

The parties agree that the Landlord shall retain the legal right, statutory or otherwise, to conduct or operate, without any limitation or impediment, any form of hunting or culling or game capturing activities at Madikwe after having given the Tenant reasonable notice of such activity.

20. **TOTAL AGREEMENT**

This Agreement contains all the terms and conditions of the agreement between the parties.

21. **VARIATIONS AND WAIVER**

21.1 No additions to, variation or modification of this Agreement and no waiver by any of the parties of any right hereunder shall be of any force or effect unless reduced to writing and signed by the parties.

21.2 No indulgence, extension of time, relaxation or latitude shown, granted or allowed on the part of any of the parties in exercising any right conferred upon such party in terms of this Agreement shall be constituted a waiver or novation of any such right.

22. BREACH

22.1 In the event that the Tenant breaches any provision of this Agreement, the Tenant agrees that every breach shall be deemed to go to the root of this Agreement and that time is of the essence.

22.2 Without prejudice to any other remedies which the Landlord may have, the Landlord shall be entitled to cancel this Agreement by giving the Tenant notice thereof provided there has been compliance with the provisions of 22.3 below.

22.3 In the event of a breach of the provisions of this Agreement by the Tenant which is capable of being remedied, the Landlord shall not be entitled to exercise its rights set out in 22.2 unless and until it shall have given the Tenant reasonable notice to remedy the breach and the Tenant remains in breach.

22.4 In the event of a breach of the provisions of this Agreement which breach is not capable of being remedied and which is not a material breach of the agreement between the parties, the Landlord shall be entitled to impose a fine upon the Tenant in such amount as is equal to any damage which the Landlord may have suffered as a result of the breach by the Tenant or alternatively, such amount deemed to be fair and reasonable taking into account the nature of the breach.

22.5 Save in the event of any financier of Improvements

assuming the obligations of the Tenant, any act of insolvency or an assignment, surrender or attempt to assign or surrender of the estate of the Tenant or a sequestration or liquidation, whether provisionally or finally, of the Tenant shall be deemed to be a breach of this Agreement.

22.6 Should the Landlord give notice in terms of clause 22.3 on more than two occasions in respect of a similar breach during any one year of this Agreement, this shall constitute sufficient grounds for cancellation by the Landlord, without further notice.

23. DOMICILIA AND NOTICES

23.1 Subject to the provisions of 23.3 any notice to be given in terms of this Agreement by any of the parties to the other, shall be given at the addressee's domicilium citandi et executandi ("domicilium") recorded in 23.2 and shall be deemed to have been received on tHe 7th day after posting, if posted by prepaid registered post or on the date of delivery, if delivered by hand.

23.2 Each of the parties choose the following address as its domicilium for all purposes in connection with this Agreement:

23.2.1 Landlord:

Postal address:	Private Bag X2078, Mafikeng, 8670.
Street address:	Cnr. Lucas Mangope Highway and

	Sekame Street, MMabatho.
Facsimile No:	(0140) 21-468.

23.2.2 Tenant:

Postal address:	P. O. Box 958, Halfway House 1685
Street address:	Essential Sterolin Products Building, 15th Road Randjes Park, Midrand.
Fascimile No:	(011) 315-1462

23.3 Either party shall be entitled to change its aforesaid address, from time to time; however, such change will only be effective upon receipt of a notice in writing thereof by the other party hereto.

24. <u>COSTS</u>

Each party shall bear and pay its own costs relating to the negotiation and preparation of this Agreement.

25. <u>GENERAL</u>

25.1 **LIMITATION OF LIABILITY OF THE LANDLORD**

The Tenant shall not have any claim of any nature against the Landlord by reason of any defects on the Leased Property. The Landlord does, however, warrant that the Leased Property is capable of being utilised for the establishment and operation contemplated in clause 5 of this Agreement, and that Madikwe may be used as contemplated in clause 6 of this Agreement.

25.2 **INSURANCE**

The Tenant shall be obliged at its cost to take out and keep in force for the duration of this Agreement, an insurance policy with an insurance company from time to time approved of by the Landlord for the replacement value of all the Improvements.

When called upon to do so by the Landlord, the Tenant shall produce proof of payment of all instalments in respect of the insurance policy.

25.3 **INCREASE OF RISK**

The Tenant shall not do or permit to be done anything or keep anything which may expose the Landlord to any claims from a third party.

25.4 **LIMITATION OF LIABILITY BY LANDLORD**

The Tenant shall not have any claims of any nature against the Landlord for any loss, damage or injury the Tenant may suffer arising out of vis major or causes fortuitous or any other cause.

25.5 **REPRESENTATIONS**

This Agreement incorporates the entire agreement between the Landlord and Tenant. No alteration or variation or any representation shall be of any force or effect unless in writing and signed by both

parties, who hereby both acknowledge that no representations or warranties have been made by either the Landlord or Tenant whether verbal or otherwise which are not contained in this Agreement.

25.6 **PLANT & SOIL CONSERVATION**

The Tenant shall:

25.6.1. Make provision for the protection of all plants on the Leased Property in the course of normal garden practice; and

25.6.2. Ensure that proper soil conservation measures are adopted on the Leased Property.

26. **UNENFORCEABLE**

Should any provision of this Agreement be unenforceable as being contrary to any law, then such provision shall be deemed to be separate and severable. The validity of the remaining provisions of this Agreement shall remain unaffected.

27 **DISPUTE RESOLUTION**

27.1 Any dispute arising out of or in connection with or related to this Agreement, including but not limited to, any dispute or difficulty arising in connection with the interpretation, application and or effect of the terms, conditions or restrictions imposed, or any procedure to be followed under this Agreement, and/or

arising out of the termination or cancellation of this Agreement or any part thereof, except where an interdict is sought or urgent relief may be obtained from a court or competent jurisdiction, must be determined in accordance with the provisions of this clause.

27.2 If a dispute arises, the relevant party must notify the other party of such dispute. Should the dispute not be resolved between the parties within 21 days of such notice, the dispute shall be determined in terms of the provisions of the Arbitration Act.

28 DESTRUCTION OF IMPROVEMENTS

28.1 In the event of the majority Improvements being in the opinion of the Landlord destroyed to such an extent that in the opinion of the Landlord, the Improvements cannot be beneficially used, the Landlord shall in its discretion be entitled to elect whether or not to continue with this Agreement provided that the Landlord shall not later than 3 months after date of the relevant damage to the Improvements notify the Tenant of its decision. In the event of the Landlord deciding to cancel the Agreement, any amount paid by the insurers of the Improvements, except for such amount as may be due and payable and outstanding to any financier of the Improvements, shall accrue and be payable to the Landlord.

28.2 In the event that the Landlord does elect to continue with the Agreement, the Tenant shall be obliged to

expend such amount as may be recovered from the insurers of the Improvements for the purposes of rebuilding, repairing or reinstating the destroyed or damaged Improvements.

28.3 The Tenant shall have no claim against the Landlord for damages or compensation under any of the circumstances set out in 29.1 or upon the exercise of the Landlord of its rights in terms of 29.1.

29. **RIGHT OF PRE-EMPTION**

In the event that the Tenant wishes to continue leasing the Leased Property from the Landlord beyond the termination date of this Agreement by effluxion of time, the Tenant shall at least 6 months prior to such termination date notify the Landlord to this effect
Up to and including the date of termination of this Agreement and provided the Tenant has notified the Landlord as aforesaid, the Tenant shall be afforded a right of pre-emption in respect of the leasing of the Leased Property beyond the termination date of this Agreement.

30 **DIRECTORSHIP**

The Tenant shall, within a reasonable time of the signature of this Agreement, cause the nominee of the Landlord who is acceptable to the Tenant to be appointed a director of the Tenant.

THUS DONE AND SIGNED at MMABATHO aforesaid, on the day, month and year first aforewritten in the presence of the subscribing competent witnesses.

AS WITNESSES :

1. Jacobs ______________________ ______________________

2. ______________________ ______________________

QUOD ATTESTOR

____
NOTARY PUBLIC

800-2

MATERIAL LIST OF CONSTRUCTION AND FINISHING SCHEDULE

Crafford & Crafford

ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 69 . MENLOPARK . PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK PROJECT	VERW # REF
SKAAL	N/A	SCALE	TAU SUN LODGE: MADIKWE	9315
DATUM	18 01 95	DATE		

CONSTRUCTION	1	FILLING
	2	FOUNDATIONS
	3	FLOOR CONSTRUCTION
	4	WALL CONSTRUCTION
	5	CEILING CONSTRUCTION
	6	ROOF CONSTRUCTION
	7	STAIRS
	8	COLUMNS
	9	BEAMS / LINTOLS
	10	BALLUSTRADES / HANDRAILS / DECKS
FINISHES	11	EXTERNAL WALLS
	12	INTERNAL WALLS
	13	COLUMNS
	14	BEAMS
	15	FLOORS
	16	SKIRTINGS
	17	CEILING
	18	CORNICE
	19	CILLS - INTERNAL
	20	CUPBOARDS
	21	GENERAL

AS BUILT
21 NOV 1995

800-3

MATERIAL LIST OF CONSTRUCTION AND FINISHING SCHEDULE

Crafford & Crafford

ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 69 , MENLOPARK , PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK	PROJECT	VERW. # REF
SKAAL	N/A	SCALE	TAU SUN LODGE: MADIKWE		9315
DATUM	12 01 95	DATE			

CONSTRUCTION

1. FILLING

1.1 As per engineers specification.

2. FOUNDATIONS

2.1 Concrete Raft foundation as per engineers specification.

2.2 600 X 230 Concrete strip foundation as per engineers specification.

2.3 Pile foundations as per engineers specifications.

3. FLOOR CONSTRUCTION

3.1 As per engineers specification.

3.2 DPC: 0,25mm Smooth green polyolefin damp proof membrane under concrete surface beds to SABS 952, type c.

3.3 Ant poisoning: Poison soil under floors and foundations with soil insecticide, to comply with SABS 0124 and to SABS 1164 for Aldrin or SABS 1165 for Chlordane (which one applicable). Provide architect with a written guarentee certificate for ten years for the effectiveness of treatment.

4. WALL CONSTRUCTION

4.1 220 X 110 X 75mm solid cement bricks. Bricks to comply to SABS 1215-1984. Blocks to have maximum tolerance of 2mm out-of-squareness in all directions, to have minimum strength of 10,5 MPA and a maximum drying shrinkage of 0,06%.

4.2 Brickforce provided as per engineers specification.

4.3 Pole screen to detail

5. CEILING CONSTRUCTION

5.1 Off-shutter concrete as per engineers specification.

5.2 Cape Reed ceiling, see roof construction specification.

AS BUILT
21 NOV 1995

800-4

MATERIAL LIST OF CONSTRUCTION AND FINISHING SCHEDULE

Crafford & Crafford

ARGITEKTE ARCHITECTS

TEL(012) 346 2488 FAX(012) 466 952

25 th STREET 69 , MENLOPARK , PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK PROJECT	VERW. # REF
SKAAL	N/A	SCALE	TAU SUN LODGE : MADIKWE	9315
DATUM	12 01 95	DATE		

5. CEILING CONSTRUCTION

5.3 8mm flat gypsum ceiling board to SABS 226. Nail board to timber brandering with 38mm galvanised iron clout nails, spacing to board manufacturer specifications. Insert H-profile metal strip cover strips between boards.

5.4 *8mm flat gypsum ceiling board to SABS 226. Nail board to timber brandering with 38mm galvanised iron clout nails, spacing to board manufacturer specifications. Insert H-profile metal strip cover strips between boards. Ceiling heights as indicated on sections. Timber brandering to be 38 x 50 SA Pine nailed to pole construction of roof, ensure brandering to be straight in all directions before commencing with fixing of ceiling boards.*

or

(*) *4mm Thick Everite fibre cement ceiling board. Nail board to timber brandering with 38mm galvanised iron clout nails, spacing to board manufacturer specifications. Insert H-profile metal strip cover strips between boards. Ceiling heights as indicated on sections. Timber brandering to be 38 x 50 SA Pine nailed to pole construction of roof, ensure brandering to be straight in all directions before commencing with fixing of ceiling boards.*

(*) 5.5 50 to 75mm dia. CCA treated droppers laid close to each other with black plastic layer on top - for permanent shuttering for concrete slab, slab as per engineers specification.

6. ROOF CONSTRUCTION

6.1 Timber trusses: to engineers specification

6.2 Pole construction: to engineers specification and detail, treated for fire resistance as approved by CSIR with salt based immersion on site. 100 to 150mm dia. minimum CCA treated poles at 900mm centres with 50mm dia. CCA treated battens at 225mm centres horisontally. CCA treatment to comply with SABS 457 : 1994, H2 classification for poles used above ground level, not exposed to weather, H3 classification for poles used above ground level, exposed to weathering and H4 classification for poles used in gound. Poles also to comply to SABS 753 & 754, and SABS 0163 - table 7 - strenghts of poles. Poles to be selected for straightness to architects approval. All poles ends to be tied with mechanically pulled galvanised wire.

AS BUILT
21 NOV 1995

MFKM

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 14 STREET 69 , MENLOPARK , PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK	PROJECT	VERW # REF
SKAAL	N/A	SCALE	TAU SUN LODGE : MADIKWE		9315
DATUM	23 03 95	DATE			

6. ROOF CONSTRUCTION

6.3 Thatching:

Materials:

- A combination of 75 to 100mm, 100 to 125mm dia. and other gumpoles and saplings, treated but not painted.
- CCA treatment to comply with SABS 457 : 1994, H2 classification for poles used above ground level, not exposed to weather, H3 classification for poles used above ground level, exposed to weathering and H4 classification for poles used in gound. Poles also to comply to SABS 753 & 754, and SABS 0163 - table 7 - strenghts of poles. Poles to be selected for straightness to architects approval.
- Kaapse dekriet and Transvaalse dekgras
- Fire resistant material
- Fibre glass ridging
- Diverse items such as binding material

Construction specification:

- Pitch - 45 degrees
- Kaapse dekriet on the inside and Transvaalse dekgras on the outside with fire resistant material in between
- Thickness of thatch : 150mm minimum

Standard SA fire resistance as tested by the CSIR in July 1982: contract no. 50090596 (143).

Rooflights:

- 6mm Thick smoked polycarbonate sheeting to timber frame to detail.

6.4 Concrete roofing: as per engineers specification

6.4.1 Water proofing:

Cemcrete Bitumen Base Roofseal Weathercoat with Polyester membrane or other approved waterproofing. Apply strictly to manufacturer specification to concrete roofs by approved applicator. A ten year guarrantee on product and application to be provided. Water proofing to be in accordance with SABS 021.

7. STAIRS

Wooden pole construction as per detail Poles to be CCA treated to comply with SABS 457 : 1994, H2 classification for poles used above ground level, not exposed to weather, H3 classification for poles used above ground level, exposed to weathering and H4 classification for poles used in gound. Poles also to comply to SABS 753 & 754, and SABS 0163 - table 7 - strenghts of poles. Poles to be selected for straightness to architect satisfaction. All pole ends to be tied with mechanically pulled galvanised wire.

AS BUILT
21 NOV 1995

800-6

MATERIAL LIST OF
CONSTRUCTION AND FINISHING SCHEDULE

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 89 , MENLOPARK , PRETORIA 0081

GETEKEN DEUR MIREILLE DRAWN BY	PROJEK PROJECT		VERW # REF
SKAAL N/A SCALE	TAU SUN LODGE : MADIKWE		9315
DATUM 18 01 95 DATE			

8. COLUMNS

8.1 Off-shutter concrete concrete as per engineers specification

8.2 Wooden pole columns as per engineers specification.
CCA treated to comply with SABS 457 : 1994;
- H2 classification for poles used above ground level, not exposed to weather,
- H3 classification for poles used above ground level, exposed to weathering
- H4 classification for poles used in gound
- H5 classification for poles constructed in constant or periodically fresh water or wet soils

Poles also to comply to SABS 753 & 754, and SABS 0163 - table 7 - strenghts of poles. Poles to be selected for straightness to architect satisfaction. All pole ends to be tied with mechanically pulled galvanised wire.

9. BEAMS / LINTOLS

9.1 Off-shutter concrete as per engineers specification

9.2 Precast concrete lintols build into brickwork with minimum 220mm to sides of opening Provide brickforce to engineers specification between brick courses above lintol.

10. BALUSTRADES/HANDRAILS/DECKS

10.1 Pole structure to detail. Poles to be CCA treated to comply with SABS standards, see also 8.2 above. Sample panel to be made up on site to be approved by architect.

FINISHES

11. EXTERNAL WALLS

11.1 Riversand ~~textured plaster finish~~ (KNIFLED) scraped level with straight edge to architects approved sample. Riversand plaster - 1 cement : 4 sand (sand = 1 riversand : 3 plastersand).
Paint: Refer to Dulux specification DPE026, Durashield finish.

11.2 Stonework: to be bedded and jointed solidly in Class II mortar and be pointed with square recessed joints or clean invisible open joints as per architects instruction. Stonework to have appearace of stones stacked naturally onto another. A sample panel to be constructed on site for architects approval

AS BUILT
21 NOV 1995

MTRM

900-75

MATERIAL LIST OF CONSTRUCTION AND FINISHING SCHEDULE

Crafford & Crafford

ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 69, MENLOPARK, PRETORIA 0081

GETEKEN DEUR: MIREILLE — DRAWN BY	PROJEK — PROJECT		VERW # REF
SKAAL: N/A — SCALE	TAU SUN LODGE: MADIKWE		9315
DATUM — DATE			

EXTERNAL WALLS (Continue)

11.3 STAFF VILLAGE : Apply one coat Cemcrete "Brickwash" with vertical strokes with a large block brush on dried wall - colour Dove Grey. Cure first coat for one day - apply clean water three times per day. Apply second coat "Brickwash" with vertical strokes - colour : "Tan", with large block brush. Cure second coat as for first coat. Coverage rate of mixture : one bag per fifteen square meter surface application. Finish as per sample approved on site by architect.

11.4 CENTRAL COMPLEX & BEDROOM UNITS : Flush jointed brickwork. Brickwork to be dry. ALL cutting, trimming, repairing to be completed before plaster application. First coat - Apply one coat Cemcrete "Stipplecrete" cement plaster, colour "Tan" strictly to manufacturer specification. Cure as for Brickwash. Second coat - plaster : Mix one volume "Colorcem" TAN with two volumes PPC "Mortarcem". Use one volume of mixture with three volumes Red plaster sand (As per sample approved on site by architect); and one volume Riversand (As per sample approved on site by architect). Plaster to be applied in panels to be determined by architect. Apply from top to bottom and from side to side. Application to be completed without any interruptions on panels. Cure plaster coat for one day with clean water spray three times per day. Leave for one week. Apply 1 : 4 hydrochloriec (Spirits of Salts) mixture to wall and wash off with clean water after 10 minutes minimum - 15 minutes maximum. Leave to dry for two days. Apply one coat Cemcrete "Silicone Solvent Base" - coverage area : 3m² per litre. Note : Mask all frames and other elements before applying silicone treatments.

12. INTERNAL WALLS

12.1 SERVICE VILLAGE : BEDROOMS & STORES, BACK OF HOUSE GENERAL
Cement plaster consisting of 1 cement : 5 sand, not less than 10mm thick and no more than 20mm. Plaster to be finished with a wood trowel and painted. Paint: Refer to Dulux specification DP.007, acrylic pva with matt finish.(Duro 65) Colour to architect specification.

12.2 SERVICE VILLAGE & BACK OF HOUSE : WASH-UP & BATHROOM AREAS
Cement plaster consisting of 1 cement : 5 sand, not less than 10mm thick and no more than 20mm. Plaster to be finished with a wood trowel and painted. Paint : Refer to Dulux specification DP.002, eggshell finish wash-n-wear (Wash & Wear Silk) Colour to architect specification.

12.3 GUEST ROOMS & PUBLIC AREAS AT CENTRAL COMPLEX
Riversand texture plaster finish; scraped level with straight edge to architects approved sample. Riversand plaster - 1 cement : 4 sand (sand = 1 Riversand : 3 Plastersand) Paint: Refer to Dulux specification DP.002, acrylic pva with sheen finish. (Duro 70 Midsheen) Colour to architect specification.

12.4 GUEST BATHROOMS & KICHENS.
Single coat wall plaster, 1 cement : 5 sand as for 12.3 with 150 x 150 x 8 Samca or similar other approved Matt white glazed ceramic tiles. Tiles shall be fixed in accordance with SABS 0.07. Tiles to be fixed to plaster with adhesive as recommended by the tile manufacturer. Joints to be maximum 2mm wide, straight, continuous and flush pointed with an approved coloured grouting compound. See bathroom elevations for tile patterns.

AS BUILT
21 NOV 1995

800-8

MATERIAL LIST OF CONSTRUCTION AND FINISHING SCHEDULE

Crafford & Crafford

ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 69 , MENLOPARK , PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK	PROJECT	VERW # REF
SKAAL	N/A	SCALE	TAU SUN LODGE : MADIKWE		9315
DATUM	18 01 95	DATE			

12 INTERNAL WALLS

12.5 Single coat wall plaster, 1 cement : 5 sand mixture with waterproofing agent mixed in, finished with steel trowel with 200 x 200 x 6 Samca or similar other approved Matt white glazed ceramic tiles. Tile up to 2100mm above floor level. Tiles shall be fixed in accordance with SABS 0107. Tiles to be fixed to plaster with adhesive as recommended by the tile manufacturer. Joints to be 3mm wide, straight, continuous and flush pointed with an approved coloured grouting compound. See bathroom tile elevation for tile patterns.

12.6 Single coat wall plaster 1 cement : 5 sand finished with steel trowel with 152 x 152 x 6 white glazed ceramic tiles. Tile up to 1350mm above floor level. At shower area; tile up to 2100mm above floor level. Tiles shall be fixed in accordance with SABS 0107. Tiles to be fixed to plaster with adhesive as recommended by the tile manufacturer. Joints to be 3mm wide, straight, continuous and flush pointed with an approved coloured grouting compound.

12.7 Two coat plaster finish. First coat; 1 sand : 5 cement. Second coat; Rhinolith gypsum plaster, applied according to Rhino gypsum Industries specifications. Plaster to be inspected for adequate firmness & smoothness prior to any paint application (not too dry/sandy.) Apply one oat GNE Impregnation Sealer supplied by Plascon. Apply three coats GW3300i White Gehopon water based epoxy topcoat, as supplied by Plascon. (Application to be done under supervision of Plascon representative). Colour to architects specification.

12.8 Stonework: to be bedded and jointed solidly in Class II mortar and be pointed with square recessed joints or clean invisible open joints as per architects instruction. Stonework to have appearace of stones stacked naturally onto another. A sample panel to be approved by architect on site.

12.9 Apply one coat Cemcrete "Brickwash" - colour Dove Grey with a large block brush. Apply second coat "Brickwash" - colour to architect specification with a large block brush. Preperation of surface and for full application specification refer to Cemcrete specification. Final finish as per sample to be approved on site by architect.

12.10 Single coat wall plaster 1 cement : 5 sand finished with steel trowel with 3 rows 152 x 152 x 6 white glazed ceramic tiles above kitchentte unit and all counter worktops. Tiles shall be fixed in accordance with SABS 0107. Tiles to be fixed to plaster with adhesive as recommended by the tile manufacturer. Joints to be 3mm wide, straight, continuous and flush pointed with an approved coloured grouting compound.

AS BUILT
21 NOV 1995
PdR.

MTAM

800-9

MATERIAL LIST OF CONSTRUCTION AND FINISHING SCHEDULE

Crafford & Crafford

ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 69, MENLOPARK, PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK PROJECT	VERW # REF
SKAAL	N/A	SCALE	TAU SUN LODGE: MADIKWE	9315
DATUM	18 01 95	DATE		

13. COLUMNS

13.1 Neat off shutter concrete, make good and apply paint to Dulux specification DPIO17, acrylic pva, matt finish, colour to architect specification.

13.2 Neat off shutter concrete, make good and apply paint to Dulux specification DPIO12, acrylic pva, sheen finish, colour to architect specification.

13.3 Neat off shutter concrere with one coat plaster finish. Plaster; Rhinolith gypsum plaster, applied according to Rhino gypsum Industries specifications. Plaster to be inspected for adequate firmness & smoothness prior to any paint application (not too dry/sandy.) Apply one oat GNE Impregnation Sealer supplied by Plascon. Apply three coats GW33001 White Gehopon water based epoxy topcoat, as supplied by Plascon. (Application to be done ubder supervision of Plascon representative). All pole ends to be tied with mechanical pulled galvanised wire.

13.4 * CCA trected wooden pole columns, as per engineers specifiction. Wood to be finished with Dulux specification DWEOO7, timbapreservative, tint colour to architects specification.

14. BEAMS

14.1 Neat off shutter concrete, make good and apply paint to Dulux specification DPIO17, acrylic pva, matt finish, colour to architect specification.

14.2 Neat off shutter concrete. Apply one coat Cemcrete "Brickwash" - colour Dove Grey with a large block brush. Apply second coat "Brickwash" - colour to architect specification with a large block brush. Preperation of surface and for full application specification refer to Cemcrete specification. Final finish as per sample to be approved on site by architect.

14.3 Neat off-shutter concrete. Apply one coat Cemcrete "Stipplecrete" cement plaster strictly according to manufacturer specification. Apply second coat Cemcrete "Colorcem" coloured cement plaster mixed as follow: Colorcem to be applied 1 cement mixture : 3 sand mixture. Cement mixture to consist of 1 part Colorcem to 2 parts Wallcrete plaster cement or other approved plaster cement. Sand mixture to consist of 2 parts plster sand to 1 part river sand. Finish to be washed with acid based mixture for scratchplaster finish. Final finish as per sample to be approved on site by architect. Colour as per architect specification.

14.4 * CCA treated wooden poles, as per engineers specification, finished with Dulux specification DWEOO7, timbapreservative, tint colour to architects specification. All pole ends to be tied with mechanical pulled galvanised wire.

AS BUILT
21 NOV 1995
AR.

800-10A.

MATERIAL LIST OF CONSTRUCTION AND FINISHING SCHEDULE

Crafford & Crafford

ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 ᴴ STREET 89 , MENLOPARK , PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK PROJECT	VERW # REF
SKAAL	N/A	SCALE	TAU SUN LODGE: MADIKWE	9315
DATUM	18 01 95	DATE		

15. FLOORS

NOTE: Provide 25 X 6mm Brass dividing strips in floors under all internal doors where floor finishes changes material or pattern (Main Complex and Bedroom units only)

Provide 25 X 6mm Brass dividing strip under external doors so that external threshold is 10mm lower than internal threshold. See detail.

15.1 Grano: 50mm Screed consisting of 1 cement : 4 sand, finished with steel trowel

15.2 ⊛ Screed with 300 x 300 x 11 to 17mm Multi Colour slate tiles as supplied by Mikon Tiles to pattern as per drawings. Total thickness of finish = 40mm. Slate to be pre-sealed by Mikon and sealed after construction with Mikon slate sealer strictly according to manufacturer specification. Joints to be 10mm wide, shall be straight, continuous and flush pointed with coloured cement grout. Tiling to be in accordance with SABS 0107. SIZE TO BE CONFIRMED

15.3 ⊛ Screed with 200 x 200 x 11 to 17mm Multi Colour slate tiles as supplied by Mikon Tiles to pattern as per drawings. Total thickness of finish = 40mm. Slate to be pre-sealed by Mikon and sealed after construction with MIKON slate sealer strictly according to manufacturer specification. Joints to be 10mm wide, shall be straight, continuous and flush pointed with coloured cement grout. Tiling to be in accordance with SABS 0107. SIZE TO BE CONFIRMED

15.4 ⊛ Screed with 300 x 300 x 11 Weenen "Kalahari" Terracotta tiles to pattern as per drawings. Total thickness of finish = 40mm. Tiles to be sealed one coat before laying and two to five coats after construction with turpentine : raw linseed oil. Joints to be 10mm wide, shall be straight, continuous and flush pointed with coloured cement grout, colour to architect specification. SIZE TO BE CONFIRMED

15.5 ⊛ 300 X 300 X 1,6mm Marleyflex "Thru Flash" Marley semi flexible vinyl floor tiles, colour to architect specification. Lay flooring to manufacturer recommendation on properly prepared screed. Flooring to be done by an approved specialist. Clean and polish floors with two coats polymer floor coating to SABS 1042.

15.6 * 500 X 500 X 5mm Dunlop "Ozite Cord" Carpet tiles with plain back, colour to architect specification. Tiles laid in accordance with SABS 0186 and to manufacturer recommendations. Seams to run parallel to length of area and piles to form checkered board pattern (not all in one direction).

* 15.7 Gail Ceramics floor tiles, code 1100, colour "Buff" laid in basket weave pattern. All joints to be convex epoxy - grouted to suppliers specifications.

15.8 Ground compacted in layers of 150mm with 40mm thick riversand topping.

AS BUILT

21 NOV 1995

MIKON TILES : DESRE' TEL.: (011) 314-1712 FAX: (011) 314-1732

WEENEN TILES : MIKE ALBERTYN TEL.: 082 4136940

011- 314 1712

012- 83 2471

800-11

MATERIAL LIST OF CONSTRUCTION AND FINISHING SCHEDULE

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 89, MENLOPARK, PRETORIA 0081

GETEKEN DELIN.	MIREILLE	DRAWN BY	PROJEK / PROJECT: TAU SUN LODGE: MADIKWE	VERW # REF: 9315
SKAAL	N/A	SCALE		
DATUM	12 01 95	DATE		

15. FLOORS

15.9 70 x 22mm Saligna beads on poles. All wood to be CCA pre-treated and treated again on site where sawn or drilled. All cut wood to be stacked on site for 2 weeks minimum before commencing with construction. Wood to comply with SABS 0163, table 7 (great stresses for poles) and have Hazzard classification H3. Wood to be finished with Dulux specification DWE007, timbapreservative, tint colour to architect specification.

15.10 25mm Wood floated cement screed. Finish with Cemcrete "Cemfloor" finish. Application as per Cemcrete specification and as per sample to be approved on site by architect. Colour to architect specification.

15.11 Screed with 218 X 218 X 11 Weenen "Kalahari" Terracotta tiles to pattern as per drawings. Total thickness of finish = 40mm. Tiles to be sealed one coat before laying and two to five coats after construction with turpentine : raw linseed oil. Joints to be 10mm wide, shall be straight, continuous and flush pointed with coloured cement grout, colour to architect specification. SIZE TO BE CONFIRMED.

15.12 Screed with 218 x 218 x 11 to 17mm Multi Colour slate tiles as supplied by Mikon Tiles to pattern as per drawings. Total thickness of finish = 40mm. Slate to be pre-sealed by Mikon and sealed after construction with MIKON slate sealer strictly according to manufacturer specification. Joints to be 10mm wide, shall be straight, continuous and flush pointed with coloured cement grout. Tiling to be in accordance with SABS 0107. SIZE TO BE CONFIRMED.

16. SKIRTINGS

16.1 Gail Ceramics coved skirting tiles, code 4000, 4001, 4002 & 4005; colour "Buff". All joints to be convex epoxy - grouted to suppliers specifications.

16.2 50 x 13mm Planed Meranti skirting to SABS 1099. Fix members to walls in long lengths with splayed heading joints and mitred corner joints with masonry nails. Wood to be finished with Dulux specification DWE007, timbapreservative, tint colour to architect specification.

16.3 100 x 200 x 16 Multi Colour slate tiles as supplied by Mikon Tiles, one course. Fix tiles according to SABS 0107. Slate to be pre-sealed by Miko Tiles and sealed after construction with Mikon slate sealer strictly according to manufacturer specification. Joints to be 10mm wide, shall be straight, continuous and flush pointed with coloured cement grout. Colour to architect specification. SIZE TO BE CONFIRMED.

16.4 100 x 300 x 16 Multi Colour slate tiles as supplied by Mikon Tiles, one course. Fix tiles according to SABS 0107. Slate to be pre-sealed by Mikon Tiles and sealed after construction with Mikon slate sealer strictly according to manufacturer specification. Joints to be 10mm wide, shall be straight, continuous and flush pointed with coloured cement grout. Colour to architect.
SIZE TO BE CONFIRMED.

AS BUILT
21 NOV 1995
AR.

800-12

MATERIAL LIST OF CONSTRUCTION AND FINISHING SCHEDULE

Crafford & Crafford

ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 89 , MENLOPARK , PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK	PROJECT	VERW # REF
SKAAL	N/A	SCALE	TAU SUN LODGE: MADIKWE		9315
DATUM	18 01 95	DATE			

17. CEILING

* 17.1 Cape Reed ceiling to underside of thatch construction, see ceiling constructions.

17.2 Neat off-shutter concrete, make good and paint to Dulux specification DPIOO2, acrylic pvc with eggshell finish, colour to architect specification.

17.3 Gypsum ceiling board - finish with Dulux specification DKIOO3, acrylic pva, colour to architect specification.

17.4 50 to 75mm Ø CCA treated droppers laid close to each other with black plastic layer on top - for permanent shuttering for light weight concrete slab. Finish wood with Dulux specification DWEOO7, timbapreservative, tint colour to architect specification.

18. CORNICE

18.1 50 x 13mm planed Meranti cornice to SABS 1099. Fix members to walls in long lengths with splayed heading joints and mitred corner joints with masonry nails. Finish with Dulux specification DWEOO7, timbapreservative, tint colour to architect specification. *

18.2 76 x 6mm coved gypsum cornice to SABS 622. Nail cornice to brandering with 30mm galvanised clout nails at 400mm centres maximum. Finish with paint to Dulux specification DKIOO3, acrylic pva, colour to architect specification.

19. CILLS - INTERNAL

19.1 Cill tiled with surrounding wall tiles, see internal wall finishes specification

19.2 Cill tiles with surrounding floor tiles, see internal floor finish specification.

19.3 Cill plastered and painted, same as surrounding wall, see internal wall finishes specification.

20. CUPBOARDS

20.1 4X 450mm wide X 16mm thick X 900mm long Melawood shelves fixed onto 25 X 25mm SA Pine cleats nailed to wall, at equal spacings. Cleats painted same colour as surrounding walls. Shelves colour to architect specification.

20.2 25mm Ø chrome plated clothes rail with chrome plated brackets fixed to brickwork 225mm behind door frame.

AS BUILT
21 NOV 1995

800-13

MATERIAL LIST OF CONSTRUCTION AND FINISHING SCHEDULE

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 69, MENLOPARK, PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK PROJECT	VERW # REF
SKAAL	N/A	SCALE	TAU SUN LODGE: MADIKWE	9315
DATUM	18 01 95	DATE		

20. CUPBOARDS

20.3 16mm Thick x 900 x 900 triangular solid Meranti vanity tops fixed on 32 x 32 saligna cleats nailed to walls. Provide half-round 50 x 19mm Meranti finishing strip to front of vanity. See also detail for fixture.

20.4 Cupboards with shelves, etcetera by specialist.

20.5 19mm thick X 450mm wide Plywood shelves on wallbands. (5 shelves)

20.6 16mm thick x 900 long x 600 wide solid Meranti vanity tops fixed on 32 x 32 saligna cleats nailed to walls. Provide half-round 50 x 19mm Meranti finishing strip to front of vanity. See also detail for fixture.

20.7 16mm thick x 2100 long x 900 wide solid Meranti vanity tops fixed on 32 x 32 saligna cleats nailed to walls. Provide half-round 50 x 19mm Meranti finishing strip to front of vanity. See also detail for fixture.

21. GENERAL

21.1 Towel rails: 25mmØ X 1200mm long satin chrome plated towel rail as per approved sample, with matching brackets fixed to wall at 1100mm above floor level.

21.2 AC Sleeves: positions as indicated on drawings, air conditioner and sleeve as specified by Electrical Engineer.

21.3 Grabrails: UNION Reliablrail 8H Series Aluminium, silver anodised grabrails. Sizes and positions as specified on Detail

21.4 Extractor fan as specified by electrical engineer.

21.5 Standard Gas fitting connection for gas operated geyser and two plate gas stove to be provided in position as indicated on drawing.

21.6 Mirrors:
Bedroom unit: 2 x 900x900mm Float glass mirrors to be provided in bedroom unit bathroom, position as indicated on sections and bathroom elevations.
Staff bathrooms: 1 X 600 X 900mm Float glass mirror to be provided above each wash hand basin.
Hospitality suite: 1 X 900 X 1000wide Clear Float glass mirror. Width to be checked on site before ordering.

AS BUILT
21 NOV 1995

MTRM

900

SANITARY SCHEDULE

REV.: A

Crafford & Crafford

ARGITEKTE ARCHITECTS

TEL(012) 346 2488 FAX(012) 466 952

25 th STREET 69, MENLOPARK, PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK PROJECT	VERW # REF
SKAAL	N/A	SCALE	TAU SUN LODGE: MADIKWE	9315
DATUM	10 02 95	DATE		

REVISION NO.: A DESCRIPTION 10-02-95	REVISE SHOWER TRAYS FOR BEDROOM UNITS, NEW PAGE NUMBERS, REVISE HOSPITALITY SUITE WHB TAPS, REVISE SINK MODEL FOR STAFF HOUSING, REVISE SLOP HOPPER AT MAIN COMPLEX

NOTE:

MANUFACTURER OF WASH HAND BASINS AS SPECIFIED FOR MAIN COMPLEX, BEDROOM UNITS AND DISABLED UNIT TO CONTACT ARCHITECT BEFORE COMMENCING WITH MANUFACTURING.

AS BUILT

21 NOV 1995

MTRM

SANITARY SCHEDULE

REV.: A

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 69, MENLOPARK, PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK / PROJECT	VERW / REF
SKAAL	N/A	SCALE	TAU SUN LODGE: MADIKWE	9315
DATUM	10 02 95	DATE		

NOTE: Plumber to contact Joe Fahry at Cobra Watertech, tel.: (011) 955-4451 before ordering fittings as specified.

STAFF HOUSING and BACK OF HOUSE AREA

WC

VAAL Potteries vitreous china 'Hibiscus' close coupled 104° outlet washdown pan (Code 772200) and matching 9 litre cistern (Code 710531) complete with lid & fitments. Colour: White. Install as per manufacturer specification.

COBRA Watertech ball cock, code 1090-15mm.

URINAL

VAAL 'Laverta' urinal, Code 7040. top flush entry - overall size 610 X 38mm wall mounted, colour: White, with two hanger brackets (Code 8127A), with 38mm chromium plated domical grating.

COBRA Watertech No. FJ6.000 ¾ Flushmaster Junior' Urinal Flushvalve, CP, exposed type with integral Ballostop valve and wallplate, comprising 1 valve only.
Cobra Watertech 1¼ X 1¼ Bottle trap (no. 340) with 75mm seal; inlet screwed ferrule, outlet male. Chromium plated.
Cobra Watertech no. FJT5.4 chromium plated connector and spray rose.

BATH

SPHINX 'Pluto' 1700 X 720 X 400mm deep Acrylic bath with standard size waste outlet and overflow openings and chromed handles. Colour: White. Install strictly to manufacturer specification.

COBRA Watertech bathset, Code 491, light pattern, CP, consisting of 1 pair no. 211 bath pillartaps, ¾; one no. 316 Bathwaste, 1½ with backnut, plug & chain, one no. 320 bath overflow, 1¼ with plain tail. Star handles.
Waste trap: Flexitrap butyl rubber 'P' Reseal Deepseal waste trap.

SHOWER

VAAL Potteries 'Quadri-form 800' (Code 2001) square style pressed steel porcelain enamelled shower tray, with rib patterned floor & corner located waste outlet. Tray supplied with medium seal trap (female thread) 38mm unslotted waste fitting, (male thread) with 75mm flange and chrome plated grating. Colour: White. Installed according to manufacturer specification.

COBRA Watertech Showerarm (Code 026), shower rose (Code 070CP) and two X undertile stopcockss (Code 128-15). Star handles.
Waste trap: Flexitrap butyl rubber 'P' Reseal Deepseal waste trap.

WASH HAND BASINS

VAAL Potteries "Springbok" ceramic fireclay 560 X 405mm heavy duty basin, (Code 0112) supplied with two taphole configuration. Colour: White. Fixed to wall with two semi-concealed cast iron brackets (Code 8118ZO). Install according to manufacturer specification.

COBRA Watertech Basin set (Code 481), light pattern, CP, comprising of one pair no. 211 basin pillartaps, ½; one no 301 Basin Waste, 1 ¼, with backnut, plug, chain and stay. Star handles.
Waste trap: Flexitrap butyl rubber 'P' Reseal Deepseal waste trap.

AS BUILT
21 NOV 1995

MTRM

902 SANITARY SCHEDULE REV.: A

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 69, MENLOPARK, PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK / PROJECT	VERW # REF
SKAAL	N/A	SCALE	TAU SUN LODGE: MADIKWE	9315
DATUM	10 02 95	DATE		

STAFF HOUSING and BACK OF HOUSE AREA

SINK

DE LUXE MODEL mini kitchen sink unit as supplied by Mirels Appliances CC, tel.: 011-7257146. 1000mm long X 600mm wide X 875mm high powder coated steel cabinet unit with stainless steel sink too incorporating 2 electric cooking plates and 120 litres refrigerator. Supply complete with drainage fittings.

COBRA Watertech Sink mixer, (Code 166/041). ½ Sink Mixer, CP, wall type, connections adjustable from 155mm to 200mm, with overarm swivel outler, no. 041. Star handles.

WASH TROUGH

CITY METAL PRODUCTS Model SDL 101 Single Compartment one piece pressed seamless washtrough manufactured from 1,2mm thick type 304 (18/10) stainless steel, 560 X 495 X 260mm deep with 40mm Ø sink waste outlet. Fix to wall on two mild steel hot dipped galvanised brackets to manufacturer specification.

COBRA Watertech Code 107EC, ½ Hose Bibtap, CP, with ¾ BSP thread on nose but without hose union.
Cobra Watertech 40mmØ CP sink waste no. 317-40.
Waste trap: Flexitrap butyl rubber 'P' Reseal Deepseal waste trap.

SLOP HOPPER

TO FORM PART OF KITCHEN / BACK OF HOUSE INSTALLATIONS - SEE CONSUL CATERING DRAWINGS AND SPECIFICATIONS.

GEYSERS

Electrically operated geyer as specified by electrical engineer. Provide 50mm overflow outlet and overflow tray.

Entrance gate: Vaillant Instantaneous GAS-fired water heater model MAG125.

HOSPITALITY SUITE

WC

VAAL Potteries vitreous china 'Hibiscus' close coupled 104 outlet washdown pan (Code 772200) and matching 9 litre cistern (Code 710531) complete with lid & fitments. Colour: White. Install as per manufacturer specification.

COBRA Watertech angle valve and supply pipe, Victoriana pattern (Code VIC-232/350MC/C)

WASH HAND BASIN

NELSPRUIT INDUSTRIES 400mm Ø round drop in basin, colour: White
Vanity: 900 X 900 X 30mm thick triangular 'Multi colour' slate slab with circle cut out for basin and mixer - see detail.

COBRA Watertech Sink pillartap with swivel outlet, with waste, plug and chain - Matt chrome/Chrome finish, code VIC-115MC/C, Victoriana pattern.
Waste trap: chromium plated PVC bottle trap.

AS BUILT
21 NOV 1995

MTRM

903 SANITARY SCHEDULE REV.: A

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 69, MENLOPARK, PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK / PROJECT: TAU SUN LODGE: MADIKWE	VERW # REF: 9315
SKAAL	N/A	SCALE		
DATUM	10 02 95	DATE		

BEDROOM UNITS

WC

VAAL Potteries vitreous china 'Hibiscus' close coupled 104 outlet washdown pan (Code 772200) and matching 9 litre cistern (Code 710531) complete with lid & fitments. Colour: White. Install as per manufacturer specification.

COBRA Watertech angle valve and supply pipe, Victoriana pattern (Code VIC-232/350MC/C)

BATH

TRIDENT 'Whelk' Acrylic luxury corner bath with standard bath outlet, no overflow outlet. Colour: White. Install strictly as per manufacturer specification.

COBRA Watertech Bath Spout - plain - matt chrome/chrome finish, Code VIC-060MC/C and two X Undertile stopcocks - Matt chrome/Chrome finish, code VIC-138-15MC/C and Bath waste - chrome plated, code 317-40 with Bath anti-theft plug - chrome plated, code 309-40.
Waste trap: Flexitrap butyl rubber 'P' Reseal Deepseal waste trap.

WASH HAND BASIN

NELSPRUIT INDUSTRIES 400mm Ø round drop in basin, colour: White
Vanity: 900 X 900 X 30mm thick triangular 'Multi colour' slate slab with circle cut out for basin and mixer - see detail.

COBRA Watertech Basin mixer with waste, plug and chain - Matt chrome/Chrome finish, code VIC-195MC/C, Victoriana pattern.
Waste trap: chromium plated PVC bottle trap.

SHOWER

Grano finish screed with fall to outlet. Wooden slats floor over according to detail.

COBRA Watertech showerarm, long - Matt chrome/Chrome finish code VIC-029MC/C with 150mm Shower Rose - Matt chrome/Chrome finish, code VIC-074MC/C and 2X Undertile stopcocks - Matt chrome/Chrome finish, code VIC-138-15MC/C
Waste trap: COBRA Watertech 1½ Shower P Trap, rough brass, shallow seal, with Chrome Plated grating. Outlet screwed Ferrule Iron.

GEYSER

Electrically operated geyer as specified by electrical engineer. Provide 50mm overflow outlet and overflow tray.

AS BUILT
21 NOV 1995

904 SANITARY SCHEDULE REV.: A

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 69 , MENLOPARK , PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK PROJECT	VERW # REF
SKAAL	N/A	SCALE	TAU SUN LODGE: MADIKWE	9315
DATUM	10 02 95	DATE		

DISABLED UNIT

WC
VAAL Potteries vitreous china 'Hibiscus' close coupled 10⊥ outlet washdown pan (Code 772200) and matching 9 litre cistern (Code 710531) complete with lid & fitments. Colour: White. Install as per manufacturer specification.

COBRA Watertech angle valve and supply pipe, Victoriana pattern (Code VIC-232/350MC/C)

BATH
TRIDENT 'Whelk' Acrylic luxury corner bath with standard bath outlet, no overflow outlet. Colour: White. Install strictly as per manufacturer specification.

COBRA Watertech Bath Spout - plain - matt chrome/chrome finish, Code VIC-060MC/C and two X Undertile stopcocks - Matt chrome/Chrome finish, code VIC-136-15MC/C and Bath waste - chrome plated, code 317-40 with Bath anti-theft plug - chrome plated, code 309-40.

WASH HAND BASIN
NELSPRUIT INDUSTRIES 400mm Ø round drop in basin, colour: White.
Vanity: 900 X 900 X 30mm thick triangular 'Multi colour' slate slab with circle cut out for basin and mixer - see detail.

COBRA Watertech 3 taphole Basin mixer with waste, plug and chain - Matt chrome/Chrome finish, code 158MC/C, with elbow-action handles and VIC bell-cover. Waste trap: chromium plated PVC bottle trap.

SHOWER
Grano finish screed with fall to outlet. Wooden slats floor over according to detail.

COBRA Watertech showerarm, long - Matt chrome/Chrome finish code VIC-029MC/C with 150mm Shower Rose - Matt chrome/Chrome finish, code VIC-074MC/C and two X Undertile stopcocks - Matt chrome/Chrome finish, code VIC-138-15MC/C
Waste trap: Flexitrap butyl rubber 'P' Reseal Deepseal waste trap.

GEYSER
Electrically operated geyer as specified by electrical engineer. Provide 50mm overflow outlet and overflow tray.

AS BUILT
21 NOV 1995

905 SANITARY SCHEDULE REV.: A

Crafford & Crafford

ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 H STREET 69 , MENLOPARK , PRETORIA 0081

GETEKEN DEUR	MIREILLE	DRAWN BY	PROJEK PROJECT TAU SUN LODGE: MADIKWE	VERW # REF 9315
SKAAL	N/A	SCALE		
DATUM	10 02 95	DATE		

MAIN COMPLEX

WC

VAAL Potteries vitreous china 'Hibiscus' close coupled 104 outlet washdown pan (Code 772200) and matching 9 litre cistern (Code 710531) complete with lid & fitments. Colour: White. Install as per manufacturer specification.

COBRA Watertech angle valve and supply pipe, Victoriana pattern (Code VIC-232/350MC/C)

WASH HAND BASIN - MALE & FEMALE TOILETS

ANDREW WALFORD hand made pottery wash hand basin supplied with lightweight chromed plastic outlet with rubber washers. Seal between basin and vanity slab with clear silicone.
Vanity: 900 X 900 X 30mm thick triangular 'Multi colour' slate slab with circle cut out for basin and mixer - see detail.

COBRA Watertech Basin mixer with waste, plug and chain - Matt chrome/Chrome finish, code VIC-195MC/C. Victoriana pattern.
Waste trap: Chromium plated PVC bottle trap.

WASH HAND BASIN - DISABLED TOILET

ANDREW WALFORD hand made pottery wash hand basin supplied with lightweight chromed plastic outlet with rubber washers. Seal between basin and vanity slab with clear silicone.
Vanity: 900 X 900 X 30mm thick triangular 'Multi colour' slate slab with circle cut out for basin and mixer - see detail.

COBRA Watertech 3-taphole Basin mixer with waste, plug and chain - Matt chrome/Chrome finish, code 158MC/C with elbow action handles and VIC bell-cover.
Waste trap: Chromium plated PVC bottle trap.

URINAL

VAAL 'Laverto' urinal, Code 7040. top flush entry - overall size 610 X 38mm wall mounted , colour: White, with two hanger brackets (Code 8127A), with 38mm chromium plated domical grating.

COBRA Watertech No. FJ6.000 ¾ 'Flushmaster Junior' Urinal Flushvalve, CP, exposed type with integral Ballostop valve and wallplate, comprising 1 valve only.
Cobra Watertech 1¼ X 1¼ Bottle trap (no. 340) with 75mm seal, inlet screwed female, outlet male. Chromium plated.
Cobra Watertech no. FJTS.4 chromium plated connector and spray rose.

AS BUILT
21 NOV 1995


DEVELOPMENT PLAN
LODGE, SERVICES & GATE HOUSE
AS BUILT
WILDEBEESKOP
EXISTING PLOUGHED LANDS
TO BE RESTORED AS
OPEN GRASSLAND
LODGE, MADIKWE
AS BUILT
21 NOV 1995


GROUND FLOOR PLAN
YARD & BACK OF HOUSE
212
SERVICES
STAFF CENTRE
60m²
STORES
140m²
FOR CENTRAL COMPLEX
SEE DRWG. 211
(KITCHEN WING)
BACK OF HOUSE
KITCHEN YARD
HOUSEKEEP SERVICES
92m²
BULK STORES
60m²
SMALL ROOM
STAFF DEVTS
AS BUILT
21 NOV 1995
Crafford & Crafford
ARGITEKTE ARCHITECTS
ALI LOOSE! MADIKWE


FOR MANAGEMENT UNIT SEE DEVELOPMENT PLAN
A1 SERVICE VILLAGE SITE LAYOUT
LODGE MANAGER TOTAL AREA 74,43m²
MANAGEMENT UNIT TOTAL AREA 49,33m²
CARPORTS
ASSISTANT MANAGER TOTAL AREA 49,73m²
WORKSHOP & STORES TOTAL AREA 70,06m²
CARPORTS
OVERNIGHT STAFF TOTAL AREA 46,53m²
COMMUNAL TOTAL AREA 26,46m²
RANGERS TOTAL AREA 79,84m²
TAU LODGE: MADIKWE
AS BUILT
21 NOV 1995

ALLE PLAANE I NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. KLEINSTE TEKENINGE GESKREWE MATES I GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK DEUR GEGEE WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO ARCHITECT
KOPIEREG VOORBEHOU C-C © 1994 COPYRIGHT RESERVED

MANAGEMENT UNIT FLOOR PLAN

Project	930	Datum	06 04 94
Drawn	WV	Scale	1:100
Rev. date	16 01 95		

TEK I DNG 231 B

WALLS TO BE 225 & 112
REFER TO DRWG 20P

TOTAL AREA 49,33m²
2(# OFF)



PATIO
5,4m²
BEDROOM
15,34m²
VINYL TILES
WORKTOP
BATH
CUPB SHELVES
YARD
BETTING-OUT POINT



BACK & SIDE ELEVATION



FRONT & SIDE ELEVATION

AS BUILT
21 NOV 1995

LODGE: MADIKWE

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 64, MENLOPARK, PRETORIA 0081

59

ALLE PLAASLIKE & NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. LAATSTE TEKENINGE. GESKREWE MATES & GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK DEUR GEGEE WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO ARCHITECT
KOPIEREG VOORBEHOU C/C © 1994 COPYRIGHT RESERVED

DATE DATUM	NR.	REVISION / WYSIGING
16.01.95	B	ADD WINDOW, DOOR NUMBERS & NEW SETTING-OUT POINT
26.01.95	C	CHANGE DOOR NUMBERS AT WARDROBE

OVERNIGHT STAFF
TYPICAL FLOOR PLAN

Project	9315	Date	16.08.94
Drawn	MW	Scale	1:100
Rev. date	26.01.95		

TEK / DWG 232 C

WALLS TO BE 225 & 112.
REFER TO DRWG 208.

TOTAL AREA 46,53m²
(2 OFF)



BEDROOM
VINYL TILES
BEDROOM
16,92m²
VINYL TILES
3,9m²
2,9m²
YARD
WALKWAY
WOODEN SCREEN TO DETAIL
SETTING-OUT POINT



BACK/SIDE ELEVATION



FRONT/SIDE ELEVATION

AS BUILT
21 NOV 1995

LODGE: MADIKWE

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
27 th STREET 69, MENLOPARK, PRETORIA 0081

ALLE PLAASLIKE & NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. NUUTSTE TEKENINGE, GESKREWE MATES & GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK DEUR GEGEE WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO ARCHITECT

DATE DATUM	NR NO	REVISION HERSIENING
16 01 95	0	ADD WINDOW, DOOR NUMBERS & MOVE SETTING-OUT POINT

ASSISTANT MANAGER FLOOR PLAN

Project	9315	Projek
Date	20 06 94	Datum
Drawn	WV	Geteken
Scale	1:100	Skaal
Rev. date	16 01 95	Hersien. datum

TEK / DWG 233 B

TOTAL AREA 49,37m²
(1 OFF)


PATIO
5,40m²
BEDROOM
16,23m²
TILES
BATH
TILES
WHB
WC
SETTING-OUT POINT
WOODEN SCREEN TO DETAIL
YARD
KITCHEN
TILES
LOUNGE/
DINING
17,2m²
TILES
PATIO
5,40m²
WALKWAY
SETTING-OUT POINT



BACK & SIDE ELEVATION

FRONT & SIDE ELEVATION

AS BUILT
21 NOV 1995

LODGE: MADIKWE

SCALE SKAAL 0 1,0 2,0 3,0 4,0 5,0 10,0

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 84, MENLOPARK, PRETORIA 0081

ALLE PLANNE I NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. NUUTSTE TEKENINGE GESKREWE MATES I GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK DEUR GEGEE WORD. ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO ARCHITECT. KOPIEREG VOORBEHOU C+C © 1994 COPYRIGHT RESERVED	DATE DATUM	NR NO	REVISION	DRAWING: COMMUNIAL FACILITIES TYPICAL FLOOR PLAN	Project 9315; Date 15 07 94; Drawn MW; Scale 1:100; Rev. date 16 01 95
	16 01 95	B	ADD WINDOW, DOOR NUMBERS & MOVE SETTING-OUT POINT		TEK I DWG 234 B

WALLS TO BE 225 & 112
REFER TO DRAWG 208

TOTAL AREA 26,98m²
(1 OFF)



4250
1984
4250
1950
2174
5250
3300
4700
WALL TILES
LOUNGE
11,60m²
KITCHEN
4,38m²
STORE
DUPE
SETTING-OUT POINT
YARD
2250
1050
4850
FRONT ELEVATION
BACK ELEVATION
SIDE ELEVATION

AS BUILT
21 NOV 1995

LODGE: MADIKWE

0 1,0 2,0 3,0 4,0 5,0 10,0m SCALE SKAAL

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 67 . MENLOPARK . PRETORIA 0081

ALLE PLAASLIKE & NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. LUITGESTE TEKENINGE. GESKREWE MATES & GROOTSKAAL TEKENINGE GENIET VOORRANG. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK OORGEDRA WORD.

ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO ARCHITECT

DATE / DATUM	REV / NO	REVISION / WYSIGING
16 01 95	B	ADD WINDOW, DOOR NUMBERS & SETTING-OUT POINT

RANGERS ROOM UNITS
TYPICAL FLOOR PLAN

Project	4315	Projek
Date	15 07 94	Datum
Drawn	WV	Geteken
Scale	1:100	Skaal
Rev. date	16 01 95	Hersieningsdatum

TEK / DWG 235 B

WALLS TO BE 225 ... REFER TO DRWG 208

TOTAL AREA 74,43m²
(2 OFF)



4500
4050
4500
PATIO
5,4m²
BEDROOM
15,34m²
VINYL TILES
BATH
3,38m²
CUPB SHELVES
WORKTOP
SETTING-OUT POINT
WOODEN SCREEN & GATE TO DETAIL
4050
4350
4051
13651



BACK ELEVATION



TYPICAL SIDE ELEVATION

AS BUILT
21 NOV 1995

LODGE: MADIKWE

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 ... STREET ... MENLOPARK , PRETORIA 0081

ALLE PLAASLIKE & NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. LAATSTE TEKENINGE, GESKREWE MATES & GROOTSTE SKAAL TEKENINGE GENIET VOORRANG BO ALLE ANDER. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK OPGEGEE WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO ARCHITECT.

Datum	Nr	Revision
16 01 95	B	RED WOOD, DOOR NUMBERS & MOVE SETTING-OUT POINT

LODGE MANAGERS UNIT
FLOOR PLAN

Project	9319	Projek
Date	16 08 94	Datum
Drawn	MW	Geteken
Scale	1:100	Skaal
Rev. date	16 01 95	Hersg. datum

TEK / DWG 236 B

TOTAL AREA 74,43m²
(1 OFF)

WALLS TO BE [illegible]
[illegible]



NORTH
PATIO
5,40m²
DECK
DINING/LIVING
TILES
KITCHEN
BEDROOM
16,20m²
BEDROOM
15,30m²
BATH
YARD
SAND
SETTING-OUT POINT
2550
4500
4850
4350
2250
3300
1950



BACK ELEVATION



TYPICAL SIDE ELEVATION

AS BUILT
21 NOV 1995

LODGE: MADIKWE

0 1,0 2,0 3,0 4,0 5,0 10,0 SCALE SKAAL

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
23 rd STREET 64, MENLOPARK, PRETORIA 0081

ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO ARCHITECT

Date	Nr	Revision
16 01 95	B	ADD MATOR, DOOR NUMBERS & WIDE SETTING-OUT POINT

WORKSHOP & STORES FLOOR PLAN

Project	4313	
Date	21 08 94	
Drawn	MW	
Scale	1:100	
Rev. date	16 01 95	

TBK I DWG 237 B

TOTAL AREA 70,06m²
(1 OFF)



STORE
MAINTEN. OFFICER 4,26m²
MAINTENANCE STORE 12,12m²
FLOATED CONCRETE TO SLOPE
BULK GENERAL STORE 9,13m²
BULK HOUSEKEEPER STORE 9,13m²
SERVICE BAY 18,92m²
STORE
SETTING-OUT POINT
SIDE ELEVATION
FRONT ELEVATION

AS BUILT
21 NOV 1995

LODGE: MADIKWE

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 64, MENLOPARK, PRETORIA 0081


ENTRANCE
POSITION OF GATE COMPLEX TO BE DETERMINED ON SITE
240
OFFICE
STAFF UNIT
GATE HOUSE
HOSPITALITY SUITE
PARKING FOR BUS
PARKING FOR BUS
POSITION ELECTRIFIED FENCE & GATE BY OTHERS
POSITION ELECTRIFIED FENCE & GATE BY OTHERS
TAU LODGE: MADIKWE
AS BUILT
21 NOV 1995

GEGEWE MATES I GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK GERAPPORTEER WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO THE ARCHITECT

DATE DATUM	NO	REVISION
95-03-15	A	ISSUE FOR CONSTRUCTION
95-07-15	B	CHANGED DIRECTION OF GATE SWING, MOVE GATE POSITION 1m TOWARDS

DRAWING DESCRIPTION : TEKENING BESKRYWING

GATE HOUSE

FLOOR PLAN & ELEVATIONS

Project	9315	Projek
Date	01 07 95	Datum
Drawn	MW	Geteken
Scale	1:50	Skaal
Rev. date		Wysig. datum

TEK & DWG 241 B

TOTAL AREA 35,5m²
(1 OFF)



Y:81357.815 X:731275.617
STAFF UNIT
24,3m²
BEDROOM
7,44m²
VINYL TILES
BEDROOM
7,44m²
VINYL TILES
BATHRM
YARD
WOODEN GATES
SAND
STOEP
10,4m²
OFFICE
9,1²
RIDGE WINDOWS ABOVE
LINTOLS WITH BRICKWORK ABOVE
CONCRETE ROOF TO ENGINEER TO CREATE SHELVE
SIDE ELEVATION
SLOPING CONCRETE ROOF TO ENGINEER
CONCRETE SLAB & WASHTROUGH
POLE SCREEN TO DETAIL
OFFICE: FRONT ELEVATION
STAFF: BACK ELEVATION
OFFICE: BACK ELEVATION

TAU LODGE: MADIKWE

AS BUILT

21 NOV 1995

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 348 2488 FAX(012) 466 952
25 14 STREET 64, MENLOPARK, PRETORIA 0081

ALLE PLAASLIKE I NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. MUUTSTE TEKENINGE GESKREWE MATES I GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK DEUR GEGEE WORD. ALL LOCAL I NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS I LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO ARCHITECT	DATE DATUM	NR NO	REVISION WYSIGING	DRAWING TEKENING		
	08-02-95	B	ISSUE FOR CONSTRUCTION	HOSPITALITY SUITE FLOOR PLAN	Project 935 Projek; Date 08-02-95 Datum; Drawn WV Geteken; Scale 1:100 Skaal; Rev. date 21 10 94 Wysig. datum	TEK I DWG 242 B

TOTAL AREA: 11,16m²
EXCLUDING PAVING FOR
HOSPITALITY STOEP



2136
4725
2569
220
2025
220
2025
220
ENTRANCE
POLE SCREEN TO DETAIL
WA3
WE1
WHB
DE2
LADIES
4,47m²
GENTS
4,47m²
TILES
DA4
WC
STOEP
PAVING
3162
6365
3183
3162
2250
2251
2250
2250
9001
2250
2251
2250
2250
4386
2473



BACK ELEVATION



FRONT ELEVATION



SIDE ELEVATION

AS BUILT
21 NOV 1995

TAU LODGE: MADIKWE

0 1,0 2,0 3,0 4,0 5,0 10,0m SCALE SKAAL

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
23 th STREET 84, MENLOPARK, PRETORIA 0081

ALLE PLAASLIKE & NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. NUUTSTE TEKENINGE GESKREWE MATES & GROOTSTE SKAAL TEKENINGE GENIET VOORRANG TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGESIEN WORD EN ALLE VERSKILLE MOET AAN ARGITEK GERAPPORTEER WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO THE ARCHITECT.
KOPIEREG VOORBEHOU C&C © 1994 COPYRIGHT RESERVED

DATE DATUM	NR NO	REVISION	WYSIGING
08-02-95	A	ISSUE FOR CONSTRUCTION	

DRAWING DESCRIPTION : TEKENING BESKRYWING

BEDROOM UNITS
FLOOR PLANS

Project	9315	Projek
Date	30 01 95	Datum
Drawn	JAC	Geteken
Scale	1:100	Skaal
Rev. date		Wysig. datum

TEK & DWG 251 A



GROUND FLOOR PLAN Scale 1:100



MEZZANINE PLAN Scale 1:100



ROOF PLAN Scale 1:100

AS BUILT
21 NOV 1995

LODGE: MADIKWE

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2486 FAX(012) 466 952
23 rd STREET 64, MENLOPARK, PRETORIA 0081

ALLE PLANSLIKE & NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. NLUTSTE TEKENINGE GESKREWE MATES & GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK GERAPPORTEER WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO THE ARCHITECT
KOPIEREG VOORBEHOU C&C © 1994 COPYRIGHT RESERVED

DATE DATUM	REV NO	REASON	Wysiging
31-03-95	A	ISSUE FOR CONSTRUCTION	
21-06-95	B	CHANGE BATHROOM LAYOUT	
06-07-95	C	CHANGE BEDROOM CUPBOARDS AND WINDOWS	
18-07-95	D	CHANGE KITCHEN LAYOUT	

DRAWING DESCRIPTION : TEKENING BESKRYWING

SUITE UNIT FLOOR PLAN & ELEVATIONS

Project	9315	Projek	TEK & DWG 252 D
Date	06 07 95	Datum	
Drawn	JAC	Geteken	
Scale	1:100	Skaal	
Rev. date		Wysig. datum	

AREA OF UNIT : 80,2775QM
DECKS : 16,85QM



DECK 5,6m²
BEDROOM 2 16,12m²
WOODEN LOFT ABOVE
BATHR.
KITCHENETTE
LOUNGE/DINING 22,2m²
DECK 5,6m²
BATHR.
BEDROOM 1 16,12m²
WOODEN LOFT ABOVE
DECK 5,6m²
POLE SCREEN TO RAIL WESTWARDS
HANDRAIL TO DETAIL
OPEN JOINT FLOOR SLATS TO DETAIL
CCA POLE COLUMNS AND WOODEN WALL TO DETAIL
POLE BEARERS ABOVE

FLOOR PLAN Scale 1:100



CHIMNEY WITH COWL
THATCH FRETWORK TO DETAIL
POLE SCREEN TO DETAIL
CCA POLE COLUMNS
CANVASS CLOSER
HANDRAIL TO DETAIL
WOODEN WALL TO DETAIL
"BERU" PILING TO ENGINEERS

TYPICAL SIDE ELEVATION
Scale 1:100



CHIMNEY WITH COWL
THATCH FRETWORK TO DETAIL
THATCH FRETWORK TO DETAIL
POLE SCREEN TO DETAIL
POLE SCREEN TO DETAIL
BOARDWALK TO DETAIL
"BERU" PILING TO ENGINEERS

BACK (BOARDWALK) ELEVATION
Scale 1:100

AS BUILT
21 NOV 1995

TAU LODGE: MADIKWE

SCALE SKAAL 0 1 2 3 4 5 10m

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
23 rd STREET 64, MENLOPARK, PRETORIA 0081


ALLE PLANSLYNE I NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. KLUITSTE TEKENINGE GEBRUIK. MATES I GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK GERAPPORTEER WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO THE ARCHITECT
KOPIEREG VOORBEHOU C/C © 1994 COPYRIGHT RESERVED
DRAWING DESCRIPTION
TEKENING BESKRYWING
CENTRAL COMPLEX
KITCHEN WING
SECTION KITCHEN/ACTIVITIES
Project 9315
Date 14 03 95
Drawn MW
Scale 1:50
15 03 95
TEK # DWG
313
A
FIBREGLASS RIDGE CAPPING
CCA ROOF CORNER BEAMS
160 MM THICK THATCH AT 45° ON CCA PURLINS AND BEAMS @ 400 C/C SIZES TO ENGINEER
WOODEN POLE COLUMNS TO ENGINEER SPEC.
PURPOSE MADE WOODEN WINDOWS AS PER WINDOW SCHEDULE
CONCRETE ROOF & BEAMS AS PER ENGINEERS DRWS.
BEAM FILLING
10mm EXPANSION JOINT
CONCRETE BEAM AS PER ENGINEERS DRWS
WINDOWS AND DOORS AS PER SCHEDULE
DPC UNDER WINDOW CILLS
FLOOR FINISH AS PER SCHEDULE
DPC UNDER WALLS
RAFT FOUNDATION AS PER ENGINEERS DRWS
7650.00
5686.00
4350.00
3150.00
2291.00
1200.00
00.00 = 1021.50
ACTIVITIES AREA
TV NOOK
KITCHEN
SOIL SLOPING AWAY FROM BUILDING
4500
LODGE: MADIKWE
SCALE
SKAAL
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 84, MENLOPARK, PRETORIA 0081
AS BUILT
21 NOV 1995



ALLE PLAASLIKE & NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. HUIDIGSTE TEKENINGE GESKREWE MATES & GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK GERAPPORTEER WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO THE ARCHITECT
KOPIEREG VOORBEHOU C&C © 1994 COPYRIGHT RESERVED
ISSUE FOR CONSTRUCTION
DRAWING DESCRIPTION / TEKENING BESKRYWING
CENTRAL COMPLEX
DINING WING
SECTION DININGRM / BAR
Project 9315
Date 14 03 95
Drawn MW
Scale 1:50
15 03 95
TEK # DWG
314
A
FIBREGLASS RIDGE CAPPING
CCA ROOF CORNER BEAMS
160 MM THICK THATCH AT 45° ON CCA PURLINS AND BEAMS @ 900 C/C SIZES TO ENGINEER
WOODEN POLE COLUMNS TO ENGINEER SPEC.
INTERNAL POLE CEILING TO DETAIL
PURPOSE MADE WOODEN WINDOWS AS PER WINDOW SCHEDULE
CONCRETE ROOF & BEAMS AS PER ENGINEERS DRWG.
BEAM FILLING
EXPANSION JOINT
BAR COUNTER AS PER DETAIL DRWG.
WOODEN HANDRAIL AS PER DETAIL
CONCRETE BEAM AS PER ENGINEERS DRWG
WINDOWS AND DOORS AS PER SCHEDULE
DPC UNDER WINDOW CILLS
FLOOR FINISH AS PER SCHEDULE
DPC UNDER WALLS
RAFT FOUNDATION AS PER ENGINEERS DRWG.
7650.00
5686.00
4350.00
3150.00
2291.00
1200.00
00.00 = 1021.50
BAR COUNTER
BAR
DINING ROOM
WG1
WH1
WG2
SOIL SLOPING AWAY FROM BUILDING
4500
LODGE: MADIKWE
SCALE SKAAL
Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 89, MENLOPARK, PRETORIA 0081
AS BUILT
21 NOV 1995


ALLE PLANNE I NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. ALLE TEKENINGE GESKAALDE MATES I GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK GERAPPORTEER WORD.
ALL LOCAL I NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS I LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO THE ARCHITECT
KOPIEREG VOORBEHOU C&C © 1994 COPYRIGHT RESERVED
ISSUE FOR CONSTRUCTION
DRAWING DESCRIPTION TEKENING BESKRYWING
CENTRAL COMPLEX
ADMINISTRATION WING
SECTION ADMIN/CONFERENCE
Project 9315 Projek
Date 14 03 95 Datum
Drawn MW Geteken
Scale 1:50 Skaal
15 03 95
TEK I DWG
315
A
FIBREGLASS RIDGE CAPPING
CCA ROOF CORNER BEAMS
160 MM THICK THATCH AT 45° ON CCA PURLINS AND BEAMS @ 900 C/C SIZES TO ENGINEER
WOODEN POLE COLUMNS TO ENGINEER SPEC.
PURPOSE MADE WOODEN WINDOWS AS PER WINDOW SCHEDULE
CONCRETE ROOF I BEAMS AS PER ENGINEERS DRWG.
BEAM FILLING
10mm EXPANSION JOINT
CONCRETE BEAM AS PER ENGINEERS DRWG
WINDOWS AND DOORS AS PER SCHEDULE
DPC UNDER WINDOW CILLS
FLOOR FINISH AS PER SCHEDULE
DPC UNDER WALLS
RAFT FOUNDATION AS PER ENGINEERS DRWG.
7650.00
5686.00
4350.00
3150.00
2291.00
1200.00
00.00 = 1021.50
CONFERENCE ROOM
ADMIN
SOIL SLOPING AWAY FROM BUILDING
4500
LODGE: MADIKWE
SCALE SKAAL
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
23 th STREET 64, MENLOPARK, PRETORIA 0081
AS BUILT
21 NOV 1995



ALLE PLANNE I NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. GESKREWE MATES I GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK GERAPPORTEER WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO THE ARCHITECT
KOPIEREG VOORBEHOU C/C © 1994 COPYRIGHT RESERVED
ISSUE FOR CONSTRUCTION
DRAWING DESCRIPTION / TEKENING BESKRYWING
CENTRAL COMPLEX
RECEPTION WING
SECTION RECERTION
Project 9315
Date 14 03 95
Drawn MW
Scale 1:50
15 03 95
TEK / DWG
316
A
FIBREGLASS RIDGE CAPPING
CCA ROOF CORNER BEAMS
160 MM THICK THATCH AT 45° ON CCA PURLINS AND BEAMS @ 400 C/C SIZES TO ENGINEER
WOODEN POLE COLUMNS TO ENGINEER SPEC.
PURPOSE MADE WOODEN WINDOWS AS PER WINDOW SCHEDULE
CONCRETE ROOF & BEAMS AS PER ENGINEERS DRWG.
BEAM FILLING
10mm EXPANSION JOINT IN BRICKWORK
60Ø PURLINS ON ON CCA TREATED POLES AS PER ENGINEERS DRWG.
CONCRETE BEAMS AS PER ENGINEERS DRWG.
WINDOWS AND DOORS AS PER SCHEDULE
DPC UNDER WINDOW CILLS
FLOOR FINISH AS PER SCHEDULE
DPC UNDER WALLS
RAFT FOUNDATION AS PER ENGINEERS DRWG.
7650,00
5686,00
4350,00
3150,00
1800,00
600 = 1621,50
RECEPTION
FRONT DESK
4500
4500
4500
4500
TAU LODGE: MADIKWE
SCALE
ARGITEKTE ARCHITECTS
TEL(012) 346 2486 FAX(012) 466 952
AS BUILT
21 NOV 1995



ALLE PLANSLYNE & NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. INSLUITSTE TEKENINGE BESKREWE MATES & GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK GERAPPORTEER WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO THE ARCHITECT
C/C © 1994 COPYRIGHT RESERVED
DRAWING DESCRIPTION
TEKENING BESKRYWING
CENTRAL COMPLEX
KITCHEN WING
SECTION KITCHEN/ACTIVITIES
Project 9315
Date 22 03 95
Drawn MW
Scale 1:50
22 03 95
TEK & DWG
318
A
FIBREGLASS RIDGE CAPPING
CCA ROOF CORNER BEAMS
150 MM THICK THATCH AT 45° ON CCA PURLINS AND BEAMS @ 400 C/C SIZES TO ENGINEER
CONCRETE ROOF & BEAMS AS PER ENGINEERS DRWS.
BEAM FILLING
CONCRETE BEAM AS PER ENGINEERS DRWS
WINDOWS AND DOORS AS PER SCHEDULE
DPC UNDER WINDOW CILLS
FLOOR FINISH AS PER SCHEDULE
DPC UNDER WALLS
RAFT FOUNDATION AS PER ENGINEERS DRWS.
7650.00
6749.00
5666.00
4350.00
3150.00
2291.00
1200.00
00.00 = 1021.50
ACTIVITIES AREA
KITCHEN
SOIL SLOPING AWAY FROM BUILDING
1064
436
2100
444
2706
2895
4500
4500
4500
LODGE: MADIKWE
SCALE
SKAAL
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
25 th STREET 64, MENLOPARK, PRETORIA 0081
AS BUILT
21 NOV 1995

ALLE PLAASLIKE & NASIONALE BOU-REGULASIES MOET NAGEKOM WORD. ALLEEN TEKENINGE GEBRUIK. MATES & GROOTSTE SKAAL TEKENINGE GENIET VOORKEUR TEN ALLE TYE. ALLE MATES MOET OP TERREIN NAGEGAAN WORD EN ALLE VERSKILLE MOET AAN ARGITEK GERAPPORTEER WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO THE ARCHITECT.
KOPIEREG VOORBEHOU C&C © 1994 COPYRIGHT RESERVED

DATE DATUM	NR NO	REVISION
08-02-95	A	ISSUE FOR CONSTRUCTION
08-03-95	B	REVISE BATHROOM ROOF/CEILING, AC POSITION

DRAWING DESCRIPTION : TEKENING BESKRYWING

SECTIONS
BEDROOM UNITS

Project	9315	Projek
Date	08-02-95	Datum
Drawn	JAC	Geteken
Scale	1:50	Skaal
Rev. date		Hersien datum

TEK & DWG 351 B



FIBREGLASS RIDGE CAPPING ON 160mm THICK THATCH AT 45 DEGREES ON 60mmØ PURLINS AT 320mm CENTERS - 225mm HORIZONTALLY - ON CCA POLE BEAMS AT 400mm CENTRES - ALL TO ENGINEER SPECIFICATION
WINDOW/BEAM/WALL CONNECTIONS TO DETAIL
POSITION OF RIDGE WINDOWS IN EXTERNAL WALLS
POLE COLUMN FOR ROOF SUPPORT ON BRICKWORK AND CONCRETE LINTOLS, ALL TO ENGINEER SPECIFICATION
WOODEN CANOPY OUT OF CCA POLES AND PURLINS TO ENGINEERS SPECIFICATION, UNDERSIDE OF CANOPY BEAMS APPROXIMATE 2350mm
POSITION OF GEYSER ON SUPPORTS TO ENGINEER
50mmØ WATER OUTLET
POSITION FOR A/C, UNIT BY ENGINEER
CONCRETE SLAB ON PERMANENT WOOD SHUTTERING TO ENGINEER SPECIFICATION & WATERPROOFED
MIRROR TO BOTH WALLS
NICHE IN WALL - HEIGHTS AS INDICATED
DPC UNDER CILLS
ALL FINISHES ACCORDING TO FINISHING & CONSTRUCTION SCHEDULE
STONEWORK CLADDING TO FINISHING SCHEDULES
ALL SANITARY FITTINGS ACCORDING TO SANITARY SCHEDULE
RAFT FOUNDATIONS WITH FILLING TO ENGINEERS SPECIFICATION
SLEEVE POSITION FOR BATH OUTLET TO ENGINEER
POLE COLUMN FOR ROOF SUPPORT ON BRICKWORK TO ENGINEER SPECIFICATION WITH POSITION OF RIDGE WINDOWS
DF2
WF1
WB3
DA6
WC1
DB2
BATH
BASIN IN SLATE VANITY
+ 2350 TO UNDERSIDE OF CANOPY BEAMS
4500
2350
935
865
3375
FILIING TO ENGINEERS
SECTION B-B Scale 1:50
WOODEN DECK - CCA TREATED POLES AND PLANKS ALL TO ENGINEERS SPECIFICATION. WOODEN HANDRAIL AND SCREEN TO WESTERN SIDE TO DETAIL
DAM EXCAVATIONS TO ENGINEERS
FIBREGLASS RIDGE CAPPING
CCA ROOF DIAGONAL BEAMS TO ENGINEER
160 MIN. THICK THATCH & 45 ANGLE ON CCA PURLINS AND ROOF BEAMS & 400mm CENTRES - SIZES TO ENGINEER
WOODEN POLE COLUMN TO ENGINEER SPEC.
A/C UNIT, 455mm HIGH X 665mm WIDE OPENING
LIGHT WEIGHT CONCRETE ROOF TO ENGINEER ON PERMANENT WOOD SHUTTERING TO DETAIL & WATERPROOFED
WOODEN LOFT AS PER ENGINEER SPEC.
FINISHES AS PER FINISHING & MATERIAL SCHEDULE
BEAM FILLING TO DETAIL
DPC UNDER FLOOR & CILLS
WE2
WOODEN CANOPY
WC1
DA1
DA3
BEDROOM
CUPBOARD
2720
4500
2100
FILLING TO ENGINEERS
VERTICAL POLE, POLE STRUCTURE TO ENGINEER SPECIFICATION
CONCRETE FOUNDATION TO ENGINEER SPECIFICATION
RAFT FOUNDATION TO ENGINEER SPECIFICATION
SECTION A-A Scale 1:50

AS BUILT
21 NOV 1995

TAU LODGE: MADIKWE

0 0.5 1.0 1.5 2.0 2.5 5.0m SCALE SKAAL

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL (012) 346 2486 FAX (012) 466 952
25 th STREET 64, MENLOPARK, PRETORIA 0081

322


CENTRAL COMPLEX
ELEVATIONS
WESTERN & SOUTHERN
401
SOUTHERN ELEVATION
WESTERN SECTION/ELEVATION
AS BUILT
21 NOV 1995
LODGE MADIKWE
ARGITEKTE ARCHITECTS

CENTRAL COMPLEX
ELEVATIONS
NORTHEN & EASTERN

402



NORTHEN ELEVATION



EASTERN ELEVATION

AS BUILT
21 NOV 1995

LODGE MADIKWE

ARGITEKTE ARCHITECTS

B244

ALLE PLAASLIKE & NASIONALE BOU-REGULASIES MOET NAGEKOM WORD.
ALL LOCAL & NATIONAL BUILDING REGULATIONS MUST BE COMPLIED WITH. LATEST DRAWINGS, WRITTEN DIMENSIONS & LARGE SCALE DRAWINGS MUST BE PRIORITIZED. ALL DIMENSIONS MUST BE CHECKED ON SITE AND ALL DISCREPANCIES MUST BE REPORTED TO THE ARCHITECT

DATE	REV	REMARKS
06-02-95	A	ISSUE FOR CONSTRUCTION

DRAWING DESCRIPTION / TEKENING BESKRYWING

BEDROOM UNITS
ELEVATIONS

Projek	9315
Datum	31 01 95
Drawn	JAC
Scale	1:100

TEK / DWG 451 A



POLE SCREEN TO DETAIL

TYPICAL ROOM SIDE ELEVATION
Scale 1:100



POLE SCREEN TO DETAIL
POLE SCREEN

TYPICAL ROOM FRONT ELEVATION
Scale 1:100



BOARDWALK TO DETAIL
POLE SCREEN TO DETAIL

TYPICAL ROOM SIDE ELEVATION
Scale 1:100



POLE SCREEN TO DETAIL
BOARDWALK TO DETAIL

TYPICAL ROOM SIDE ELEVATION
Scale 1:100

AS BUILT
21 NOV 1995

TAU LODGE: MADIKWE

SCALE SKAAL 0 1 2 3 4 5 10m

Crafford & Crafford
ARGITEKTE ARCHITECTS
TEL(012) 346 2488 FAX(012) 466 952
29 th STREET 64, MENLOPARK, PRETORIA 0081

C,

SIDES (metres)		DIRECTIONS	CO-ORDINATES (metres) Y System Lo 27 X			SG No Y
		CONSTANTS		+ 0, 00	+ 2 700 000, 00	
AB	279, 79	281 52 55	A	+ 80 382, 71	+ 32 666, 18	Approved
BC	548, 08	333 40 36	B	+ 80 108, 91	+ 32 723, 79	
CD	153, 77	4 55 27	C	+ 79 865, 88	+ 33 215, 03	
DE	114, 37	97 21 11	D	+ 79 879, 07	+ 33 368, 24	
EF	549, 38	52 01 50	E	+ 79 992, 50	+ 33 353, 60	
FG	449, 94	68 45 00	F	+ 80 425, 60	+ 33 691, 60	
GH	72, 25	148 23 25	G	+ 80 844, 95	+ 33 854, 67	for
HA	1 232, 95	203 55 48	H	+ 80 882, 82	+ 33 793, 14	Surveyor-General
NAAUWPOORT (29)			Δ	+ 82 187, 24	+ 31 340, 92	
TURFSLOOT (69)			Δ	+ 77 164, 65	+ 34 511, 45	

Beacon Descriptions

A B C H ..... 16mm iron pegs and cairns
D E F G ..... not beaconed



A
B
C
D
E
F
G
H
TURFSLOOT No 81-KP
TURFSLOOT No 81-KP
TURFSLOOT No 79-KP
Lease Area No. 8
TURFSLOOT No 79-KP
T N

SCALE 1: 20 000

The figure ABCDEFGH represents 60, 2631 hectares of land being

LEASE AREA No 9 on the farm

TURFSLOOT No 81-KP

District MADIKWE Province NORTH WEST

Surveyed in June - October 1995 by me

D W Lambert Professional Land Surveyor (PLS0329)

This diagram is annexed to	The original diagram is	File
No.	SG No 1180/1895	SR No 13/1995
dated i.f.o	Grant No 208/1938	Comp KP-5 (323)
Registrar of Deeds		

LEASE DIAGRAM

SIDES (metres)		DIRECTIONS	CO-ORDINATES (metres) Y System Lo 27 X		
		CONSTANTS		+ 0,00	+ 2 700 000,00
AB	279,79	281 52 55	A	+ 80 382,71	+ 32 665,18
BC	548,08	333 40 36	B	+ 80 108,91	+ 32 723,79
CD	153,77	4 55 27	C	+ 79 865,88	+ 33 215,03
DE	114,37	97 21 11	D	+ 79 879,07	+ 33 363,24
EF	549,38	52 01 50	E	+ 79 992,50	+ 33 353,60
FG	449,94	68 45 00	F	+ 80 425,60	+ 33 691,60
GH	72,25	148 23 25	G	+ 80 844,95	+ 33 854,67
HA	1 232,95	203 55 48	H	+ 80 882,82	+ 33 793,14
		NAAUWPOORT (29)	Δ	+ 82 187,24	+ 31 340,92
		TURFSLOOT (69)	Δ	+ 77 164,65	+ 34 511,45

SG No ✗
8182/1997
Approved
[signature]
1997-08-26
for Surveyor-General

Beacon Descriptions

A B C H ..... 16mm iron pegs and cairns
D E F G ..... not beaconed


A
B
C
D
E
F
G
H
TURFSLOOT No 81-KP
TURFSLOOT No 81-KP
TURFSLOOT No 79-KP
TURFSLOOT No 79-KP
Lease Area No. 8
T N

SCALE 1: 20 000

The figure ABCDEFGH represents 60,2631 hectares of land being LEASE AREA No 9 on the farm TURFSLOOT No 81-KP

District MADIKWE Province NORTH WEST

Surveyed in June - October 1995 by me

[signature]

D W Lambert Professional Land Surveyor (PLS0329)

This diagram is annexed to	The original diagram is	File
No. dated i.f.o	SG No 1180/1895	SR No 13/1995
	Grant No 208/1938	3668/1997
Registrar of Deeds		Comp KP-5 (323)


D,
F
E
K
H
L
·tion 2
T No 81-KP
Remainder of
TURFSLOOT No 81-KP
Lease Areas
Executive Lodges
HOTEL LEASE
TURFSLOOT No 79-KP


FIRST FLOOR PLAN
MAIN COMPLEX
CENTRAL COMPLEX
upper floor
330m²
RECEPTION WING
CONFERENCE ROOM
RECEPTION AREA
ACTIVITIES AREA
BAR/ LOUNGE
BAR/ LOUNGE WING
UPPER STOREY
100m²
NORTH
SWIMMING POOL
BACK OF HOUSE
KITCHEN YARD
AS BUILT
21 NOV 1995


GROUND FLOOR PLAN
CENTRAL COMPLEX
CENTRAL COMPLEX
GROUND FLOOR
747,5m²
CARPORT
RECEPTION WING
121m²
ADMINISTRATION WING
121m²
ADMIN
KITCHEN WING
165m²
KITCHEN STORES
70m²
DINING WING
121m²
BACK OF HOUSE
SEE DRWG. 212
SWIMMING POOL
AS BUILT
21 NOV 1995
Crafford & Crafford

Form CM9

Republic of South Africa
Companies Act, 1973, Section 44(1)(b)

Republiek van Suid-Afrika
Maatskappywet, 1973, Artikel 44(1)(b)

REGISTRATEUR VAN MAATSKAPPYE EN VAN BESLOTE KORPORASIES
2004 -02- 09
REGISTRAR OF COMPANIES AND OF CLOSE CORPORATIONS

Registration No. of company/Registrasienommer van maatskappy
1993/000434/07

Certificate of change of name of company

Sertifikaat van verandering van naam van maatskappy

This is to certify that/Hierby word gesertifiseer dat

MOPONO PROPERTIES TRADING (PROPRIETARY) LIMITED

has changed its name by SPECIAL RESOLUTION and is now called
sy naam verander het by SPESIALE BESLUIT en nou genoem word

TAU GAME LODGE (PROPRIETARY) LIMITED

and that the new name has this day been entered in the Register of Companies.
en dat die nuwe naam op hierdie dag in die Register van Maatskappye aangeteken is.

Signed and sealed at Pretoria, this/Geteken en geseël te Pretoria op hede die 10

day of/dag van February

~~One Thousand Nine Hundred and/Eenduisend Negehonderd~~ Two Thousand and Four

Certificate of change of name dated ______________ herewith
Hierby sertifikaat van verandering van naam gedateer

Name of Company
Naam van maatskappy MOPONO PROPERTIES (PROPRIETARY) LIMITED

Postal Address
Posadres c/o EDWARD NATHAN & FRIEDLAND

TO BE COLLECTED - BASKET - ENF001

Date stamp of companies Registration Office Registrar of Companies

Datumstempel van registrasiekantoor vir Maatskappye.
Registrateur van Maatskappye.